UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09120
                                                     ---------

                            PRUDENT BEAR FUNDS, INC.
                            ------------------------
               (Exact name of registrant as specified in charter)

                             8140 WALNUT HILL LANE
                                   SUITE 300
                               DALLAS, TX  75231
                               -----------------
              (Address of principal executive offices) (Zip code)

                                 DAVID W. TICE
                        DAVID W. TICE & ASSOCIATES, INC.
                           43-46 Norre Gade, Suite 137
            Charlotte Amalie, St. Thomas, U.S. Virgin Islands  00802
            --------------------------------------------------------
                    (Name and address of agent for service)


                                 1-800-711-1848
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: SEPTEMBER 30, 2003
                         ------------------

Date of reporting period:  SEPTEMBER 30, 2003
                           ------------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

ANNUAL REPORT                                                SEPTEMBER 30, 2003

                               PRUDENT BEAR FUND
                                 NO LOAD SHARES
                                 CLASS C SHARES

                           PRUDENT GLOBAL INCOME FUND

                                  PRUDENT BEAR
                                  FUNDS, INC.

PRUDENT BEAR FUND
NO LOAD SHARES

                Prudent Bear Fund -
    Date           No Load Shares             S&P 500          NASDAQ Composite
    ----           --------------             -------          ----------------
  12/28/95            $10,000                 $10,000               $10,000
   3/31/96             $9,520                 $10,568               $10,508
   9/30/96             $8,880                 $11,384               $11,719
   3/31/97             $9,018                 $12,663               $11,681
   9/30/97             $7,420                 $15,988               $16,158
   3/31/98             $6,822                 $18,741               $17,636
   9/30/98             $7,692                 $17,435               $16,307
   3/31/99             $4,866                 $22,201               $23,737
   9/30/99             $4,910                 $22,282               $26,522
   3/31/00             $4,136                 $26,184               $44,208
   9/30/00             $4,441                 $25,242               $35,536
   3/31/01             $6,284                 $20,508               $17,827
   9/30/01             $7,495                 $18,522               $14,541
   3/31/02             $6,391                 $20,558               $17,933
   9/30/02            $10,154                 $14,728               $11,415
   3/31/03             $9,370                 $15,468               $13,098
   9/30/03             $8,877                 $18,321               $17,484

                    For the period ended September 30, 2003

                                                               Annualized
                                                          ---------------------
                                              One         Five          Since
                                             Year         Year        Inception
                                             ----         ----        ---------
Prudent Bear Fund - No Load Shares         (12.58)%       2.91%        (1.52)%
S&P 500                                     24.40%        1.00%         8.12%
NASDAQ Composite                            53.17%        1.37%         5.64%

The Standard & Poor's 500 Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. This chart assumes an initial gross investment of $10,000 made on 12/28/95 (commencement of operations) for the No Load Shares. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

PRUDENT BEAR FUND
CLASS C SHARES

                Prudent Bear Fund -
    Date           Class C Shares            S&P 500          NASDAQ Composite
    ----           --------------            -------          ----------------
    2/8/99             $10,000                $10,000             $10,000
   3/31/99              $9,331                $10,363             $10,376
   6/30/99              $8,075                $11,093             $11,333
   9/30/99              $9,393                $10,401             $11,593
  12/31/99              $7,945                $11,948             $17,191
   3/31/00              $7,858                $12,222             $19,324
   6/30/00              $8,184                $11,898             $16,767
   9/30/00              $8,423                $11,782             $15,533
  12/31/00             $10,298                $10,860             $10,454
   3/31/01             $11,883                 $9,573              $7,792
   6/30/01              $9,981                $10,133              $9,158
   9/30/01             $14,101                 $8,646              $6,356
  12/31/01             $10,948                 $9,570              $8,277
   3/31/02             $11,947                 $9,596              $7,839
   6/30/02             $16,131                 $8,310              $6,221
   9/30/02             $18,920                 $6,875              $4,990
  12/31/02             $17,699                 $7,455              $5,692
   3/31/03             $17,379                 $7,220              $5,725
   6/30/03             $15,314                 $8,331              $6,934
   9/30/03             $16,420                 $8,552              $7,642

                    For the period ended September 30, 2003

                                                            Annualized
                                                One           Since
                                                Year        Inception
                                                ----        ---------
Prudent Bear Fund - Class C Shares            (13.21)%       11.28%
S&P 500                                        24.40%        (3.31)%
NASDAQ Composite                               53.17%        (5.63)%

The Standard & Poor's 500 Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. This chart assumes an initial gross investment of $10,000 made on 2/08/99 (commencement of operations) for the Class C Shares. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

PRUDENT GLOBAL INCOME FUND

                Prudent Global        Merrill Lynch Pan-      Citigroup Europe
    Date          Income Fund         Europe Govt. Index           (WGBI)
    ----          -----------         ------------------      ----------------
   2/2/2000         $10,000               $10,000                 $10,000
  2/29/2000          $9,920                $9,927                  $9,915
  3/31/2000          $9,878                $9,934                 $10,035
  6/30/2000          $9,709                $9,962                 $10,057
  9/30/2000          $9,340                $9,326                  $9,436
 12/31/2000          $9,398               $10,111                 $10,308
  3/31/2001          $9,016                $9,672                  $9,896
  6/30/2001          $9,027                $9,364                  $9,465
  9/30/2001          $9,578               $10,295                 $10,473
 12/31/2001          $9,663               $10,159                 $10,355
  3/31/2002         $10,354                $9,970                 $10,089
  6/30/2002         $11,518               $11,439                 $11,696
  9/30/2002         $11,737               $11,761                 $12,323
 12/31/2002         $12,523               $12,645                 $13,288
  3/31/2003         $12,579               $13,261                 $13,975
  6/30/2003         $13,004               $14,124                 $15,002
  9/30/2003         $13,617               $14,395                 $15,210

                    For the period ended September 30, 2003

                                                                 Annualized
                                              One Year        Since Inception
                                              --------        ---------------
Prudent Global Income Fund                     16.03%               8.80%
Citigroup Europe (WGBI)                        23.44%              12.13%
Merrill Lynch Pan Europe
  Government Index, 1-3 years                  22.40%              10.47%

The Citigroup Europe (WGBI) consists of those fifteen sectors of the Citigroup Europe WGBI that are geographically located in Europe, namely Austria, Belgium, Denmark, Finland, France, Greece, Germany, Ireland, Italy, the Netherlands, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Merrill Lynch Pan-Europe Government Index tracks the total return performance of the outstanding debt of European sovereign issuers. It is a market capitalization-weighted basket comprising Euro participant, Denmark, Sweden, Switzerland, and U.K. sovereign bonds issued in their respective domestic markets and denominated in their local currency. This index is further segmented by debt issues maturing from 1-3 years. These charts assume an initial gross investment of $10,000 made on 2/02/00 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

                                                               November 18, 2003

Dear fellow shareholders:

The Prudent Bear Fund No-Load shares returned -5.26% for the six months and - 12.58% for the 12 months ended September 30, 2003. Over the same periods, the S&P 500 advanced 18.45% and 24.40% respectively, while the NASDAQ Composite returned 33.24% and 53.17%. The Prudent Global Income Fund returned 8.26% for the six months and 16.03% for the 12 months ended September 30, 2003.

Wall Street and conventional opinion these days trumpet the commencement of a new bull market. We, however, fear that the mainstream is again misinformed and much too optimistic. Our analysis of the current macroeconomic environment convinces us that our system is in the midst of a final episode of credit and speculative "blow-off" excess. The credit bubble, having evolved, intensified, and broadened over the years, has now gone to previously unfathomable extremes. It has become a global phenomenon. Gross excesses envelop the U.S. credit system, global risk assets generally, and U.S. and international equity markets. The U.S. bubble economy has been recklessly re-energized, while a credit-induced boom has taken hold in China and throughout Asia.

The specter of a synchronized global recovery is encouraging on the surface. However, we would argue that we are witnessing a worst-case scenario unfolding right before our eyes. The silver lining in this most-disconcerting environment is that it is setting up exciting opportunities for Prudent Bear shareholders.

STRONG STOCK MARKET PERFORMANCE

After a two-year bear market, Wall Street bulls can be forgiven for fancying visions of a new secular bull market after this year's rally. Wishful thinking aside, there is ample evidence that the same old tottering bull market was simply reenergized by liquidity and credit excesses. Excluding the technology area, many key market sectors and indices have rallied back to near all-time highs. The small cap Russell 2000 is within about 10% of its 2000 high, while the S&P Mid-cap index has gone to new highs. Sectors benefiting most from the credit bubble - retailers, homebuilders, cyclicals and financials - are at or near new highs. The old speculative favorites - the Internets and semiconductors - are this year's huge gainers. Analyzing the marketplace, the speculative nature of trading dynamics, the liquidity backdrop, and unprecedented excess emanating from our out-of-control credit system, it is clear to us that there is nothing fundamentally new about this bull. Instead, all aspects of our analysis point to a terminal stage of "blow-off" excesses from a multi-decade boom.

Our financial and economic systems have evolved over many years to support speculation, asset inflation and resource misallocation. The Fed's role has evolved to that of the guardian of the financial and economic bubbles. The current environment recalls 1929 much more than it does 1982, 1991 or the commencement of any other bull market in recent history. We see today sweeping risk-taking like never before - from homeowners pushing the envelope to secure the largest mortgage, to the enterprising leveraged speculator, to the aggressive government-sponsored enterprises (GSEs). They've all been emboldened from years of interest-rate and liquidity manipulation. We see aggressive lenders and easy credit of an historic nature. And we see daily evidence of unparalleled over-liquefied financial markets at home and abroad, along with a truly frightening strain of speculation.

To understand this environment, it is useful to appreciate what is driving our contemporary market-based credit system. Today, unfettered money and credit creation have gone to unimaginable extremes. With contemporary finance's capacity for unconstrained liquidity creation, the supply and demand for funds plays a trivial role in interest-rate markets. The free-wheeling U.S. financial sector enjoys the extraordinary capacity to basically expand at its own discretion, in the process creating liquidity on demand. As we have witnessed over the years, such dynamics by their very nature will nurture asset-based lending excess and asset bubbles. Left unchecked, excess develops into self-reinforcing bubbles that then go to parabolic ("blow-off") excess.

EXAMPLES OF CREDIT EXCESS

Today, a mortgage finance bubble runs out-of-control. Home mortgage borrowings expanded at an $850 billion pace during the first half, a 13.2% rate. That's more than four times the average annual growth of $197 billion during the first eight years of the '90s. Over the past 22 quarters, total home mortgage credit has surged 73% to $6.88 trillion. Total mortgage credit growth this year will exceed $1 trillion for the first time, with net new borrowings at three times the 1997 level. The mortgage bubble today demonstrates all the characteristics of late-stage blow-off excess, echoing NASDAQ during late-1999 and early-2000.

The GSEs today operate as a quasi-central bank, the buyers of first and last resort for the aggressive, leveraged speculating community. When rates moved sharply higher early this summer, the GSEs expanded their bloated balance sheets like never before. During the recently completed third quarter, Fannie and Freddie's combined retained mortgage portfolios ballooned $160 billion, or 46% annualized. This provided an even greater liquidity injection than similar operations that followed the Long Term Capital Management (LTCM) debacle.

Having buyers to squelch unfolding market tumult has played an instrumental, if not appreciated, role in nurturing speculation throughout the U.S. financial system. We view recent GSE ballooning - besides being astonishing in the face of accounting irregularities and heightened regulator and marketplace scrutiny - as playing the pivotal role in current "blow-off" excess.

Financial excess is hardly limited to the mortgage sector. During the second quarter, total non-financial debt expanded at a 12% annualized rate. Total credit (non-financial and financial) expanded during the first half by an unprecedented annualized $2.82 trillion, a rate of 9.1%. For comparison, during the first eight years of the '90s, total credit growth expanded by an average annual $1.05 trillion. This year there will be record issuance of corporate, agency, mortgage-backed, junk, and emerging market debt, as well record asset-backed securities issuance. Total credit growth (financial and non-financial) will likely approach 25% of GDP, with total credit surpassing 300% of gross domestic product.

THE EFFECTS OF CREDIT EXCESS

Gross credit excess is pushing over-consumption to new extremes, fueling a current account deficit approaching $600 billion, or better than 5% of GDP. And with foreign direct investment in the U.S. having collapsed, and private demand for U.S. securities on the wane, foreign central banks have operated as aggressive dollar buyers of last resort. Through October, China's foreign-exchange reserves have surged $115 billion, an annualized rate of 48%, to $401 billion. Through October, Bank of Japan foreign-exchange reserves have surged $159 billion, or 41% annualized. Combined Chinese and Japanese largely dollar foreign-exchange reserves are on pace to balloon to more than $320 billion this year (better than 40%), compared to last year's increase of $138 billion. Examining the ballooning GSE and foreign central bank balance sheets, it is undeniable that we are witnessing truly unprecedented monetary excess. There is, then, no mystery surrounding inflating global equity markets.

Credit excess and the re-energized U.S. bubble are fostering deeper structural distortions to the real economy. We are in the midst of yet another banner year of home construction, while the hollowing of our manufacturing base proceeds uninterrupted. This protracted boom cycle has brought new meaning to the "Austrian" term "mal-investment." There will certainly be no way to ever satisfy our ballooning foreign liabilities. Instead of sound economic investment, a credit-induced spending boom stokes the service sector economy - a vulnerable economic structure that we argue will now function favorably only with enormous systemic liquidity and credit excess. Our "services" economy invites borrowing and consumption excesses, while nurturing mushrooming quantities of non-productive debt. There will come a time - a day of reckoning for our distorted economy, fragile financial system, and vulnerable currency - when it will matter that our massive debts are underpinned by woefully deficient true economic wealth. A bubble economy nurtured by superabundant credit is now hopelessly dependent on blow-off credit and speculative excess.

THE FED IS IN A BOX

Recent Wall Street excesses were incited by last year's aggressive actions and comments from the Greenspan and Bernanke Federal Reserve. In desperate battle against the consequences of previous excess, the Fed has adopted history's greatest inflationary monetary policy. They are poised to battle debt collapse at all cost, turning a blind eye to both runaway credit and speculative excess. The Fed has stoked extreme excess throughout mortgage finance and leveraged speculating strategies. This recalls a similar post-LTCM reliquification melee that both incited and fueled blow-off excess throughout NASDAQ, the Internet, and telecom debt. Yet today's excesses are much more extreme and comprehensive.

The Fed is clearly trapped in disastrous policies. They also bring new meaning to the phrase "falling behind the curve." One percent Fed funds is irresponsible in the face of 7.2% GDP expansion, 20% housing inflation throughout California and in other key markets, and a current account deficit surpassing 5% of GDP. While aggregate "core" consumer prices may be tame, inflationary pressures are considerable throughout key sectors such as healthcare, insurance, tuition and energy. General commodity prices are also rising rapidly. The CRB index is trading at its highest level since 1997, and the Journal of Commerce Industrial Commodities Index, the highest since 1996. Prices have surged for a lengthening list of key commodities including platinum, gold, copper, soybeans, cattle, cotton and rubber. Crude oil, natural gas, and heating oil prices have, of course, risen dramatically, and we are left to hope for a warm winter. Without even addressing over-liquefied and wildly speculative financial markets, the general environment beckons for monetary restraint.

Yet the Fed believes it must pander to the leveraged speculators, while accommodating an uninterrupted inflation of new liquidity and credit. There are now said to be more than 6,000 hedge funds with equity surpassing $700 billion. And with the proliferation of sophisticated leveraged strategies, speculative positions are surely in the multi-trillions of dollars and growing. In addition, there are the aggressive Wall Street proprietary trading desks and enterprising derivative operations that rely on trend-following and dynamic-hedging strategies. And the dimension of these destabilizing forces compounds by the year. When these players are selling the market is prone to liquidity problems. But when they are in aggressive buying mode, it is not long before the marketplace succumbs to melt-up dynamics.

In our view, the market environment has regressed to being little more than financial anarchy accommodated by the central bank. Importantly, this bubble of leverage, speculation, and derivative market insurance will now function smoothly only in an environment of massive liquidity and credit excess. Moreover, the Fed appreciates the system's vulnerability to higher rates given the heavily exposed GSEs, the mortgage finance bubble, the leveraged credit system, and the derivatives scheme. Our central bankers likely believe they have little option but to accommodate a massive inflation of dollar claims, setting the stage for an inevitable crisis in dollar confidence.

And when it comes to dollar vulnerability, there is one key issue that goes unaddressed: There will simply be no innocuous turning away from "easy money" inflationary policies. Historic bubbles encompassing both the economy and financial system have our central bank committed to an unending supply of liquidity and credit - a massive and continuing inflation of dollar financial claims. For one, truly enormous mortgage credit excess is now required to keep inflated housing prices levitated; inflating home equity is required to buoy bloated household debt. Second, exuberant liquidity is necessary to support widespread leveraged speculation and a disruptive derivatives market. Third, liquidity and speculative excess are essential to bolster a speculative and inflated stock market. Fourth, incessant credit excess is absolutely essential for sustaining scores of negative cash flow enterprises and, we would argue, a cash-burning economy. And, importantly, excess liquidity and credit, along with consequent asset inflation, are now essential for the viability of highly-exposed and thinly-capitalized risk intermediaries. These include the GSEs, the major Wall Street firms, derivative players, and the credit insurers. Moreover, U.S. liquidity and credit excess now fuels an Asian boom and, increasingly, booms throughout emerging markets generally. Booms require expanding and uninterrupted credit excess.

RENEWED STOCK MARKET SPECULATION

Stock market speculative bubble dynamics have returned, provoked by unparalleled liquidity excesses. And, once again, bullish delusions have recent spectacular gains continuing for years to come. October saw public mutual fund inflows at a near record level, with investor sentiment extraordinarily elevated. This is, however, yet another dangerous episode of extrapolating terminal "blow-off" excesses. For now, wild speculation has returned with a vengeance. Extreme credit, liquidity and speculative excesses have provoked a massive short-squeeze. It would also appear that sophisticated speculative dynamics, especially so-called market neutral strategies, have lent significant artificial support to the stock market. The most speculative sectors have significantly outperformed. And uneconomic enterprises that should fail have instead garnered cheap finance and inflated market values. The current environment certainly lends support to our contention that the system is broken. We see only an escalation of the late-'90s misallocation of resources and boom and bust dynamics.

A DOLLAR CRISIS

While the U.S. stock market's recovery captures media attention and the public's imagination, we would argue that the heady performance of non-dollar asset classes is this year's most consequential market development. With the bursting of the speculative dollar bubble, the past year has witnessed enormous financial flows into foreign currencies, emerging debt and equity markets, and commodities. Credit spreads have collapsed worldwide, with emerging economies enjoying unprecedented access to global debt markets. We would argue that the evolving environment is engendering unprecedented global liquidity and credit availability. This is certainly the most favorable backdrop for gold and commodities in years. But the unfolding boom also significantly increases the risk to a highly leveraged and speculative dollar-based global financial system. The changing environment poses enormous risk to dollar financial assets.

We certainly see a fundamental problem going forward: How will the massive and unrelenting dollar balances inundating the world be recycled back to the U.S. financial system? Previously impaired financial systems have stabilized globally, with non-U.S. currency, debt and equity values surging. Dollar financial assets are clearly no longer the only game in town - or even the asset class of choice. For years, we have enjoyed the luxury of running enormous trade deficits, while watching these dollar balances recycled right back to the U.S. through direct foreign investment, the purchase of NASDAQ and U.S. stocks, and the massive accumulation of U.S. debt securities and credit market instruments. It was as if once dollars flowed out, they feverishly sought a way back in. The delusion took hold that the U.S. would always be the best place to invest.

For years, the U.S. was the favored casino for the expansive leveraged speculating community. Times are changing. Not only have U.S. current account deficits grown much larger, non-dollar markets have become appealing venues in which to invest and speculate. Importantly, speculative flows have begun to reverse away from the dollar, bringing to an end the aberrational period of effortless recycling of global dollar balances. To this point, booming U.S. financial markets and a recovering economy - along with unprecedented foreign central bank purchases - have mitigated the effects of this financial development.

Thus far, U.S. interest rates have remained low despite dollar weakness, a recovering economy, and strengthening global reflation. The Fed can take full responsibility, having promised one percent short-term interest rates for "a considerable period." Yet interest rates spiked back in July. Ominous portents for things to come? Some key interest rate spreads and the cost of insuring against rising rates jumped to their highest levels since the LTCM debacle. Untested interest-rate derivative markets are on the hook to protect the ballooning GSEs and scores of interest rate speculators against rising rates. It's impossible. We would argue that it is only a matter of time before the recognition that derivatives markets are not viable as advertised. The GSEs and speculators have come to play such a prominent role in the marketplace that it is no longer possible for them to effectively hedge their exposure. No wonder, then, that rising interest rates pose a risk to the financial system.

Yes, unprecedented GSE purchases (along with Fed pronouncements) were responsible for stabilizing the marketplace over the summer. But this came at the cost of heightened stock market speculation and greater credit excess.

Increasingly, we see a symbiotic relationship between ballooning GSE balance sheets at home and mushrooming central bank balance sheets globally. Together, they provide domestic and global liquidity unlike anything previously experienced. Global debt and equity markets are today over-liquefied, with precarious leverage and speculation dynamics at play. We fear the credit bubble and its boom and bust dynamics have undergone a decidedly global intensification. And the out-of-control accumulation of dollar holdings by our foreign creditors sets the stage for an eventual run on dollar assets and/or problems in the currency derivatives marketplace.

Thus far, (largely Asian) central bank purchases have kept the dollar decline orderly. At some point, however, we would expect central bank dollar support to be inadequate in absorbing accelerating dollar liquidations. Over the past decade, global currency markets have experienced repeated crises. It does not today take a wild imagination to envision another currency crisis emanating out of the derivatives markets and dollar hedging operations. When the speculators and derivative traders become aggressive sellers, who will buy?

PRUDENT BEAR FUND: RISK MANAGEMENT AND STRATEGY

Considering the extraordinary macro-economic and market environment, I feel it is an opportune time to discuss our risk management philosophy. We incorporate traditional micro company research, and at the same time, we exercise a strict discipline on analyzing the macro environment. This focus revolves around study of the general credit environment and marketplace liquidity. In addition, we examine market dynamics, especially in the current environment where such factors can drive company and sector performance. When we believe market dynamics are providing us an analytical edge, we look to capitalize for the benefit of shareholders. But when our analysis determines that the market environment is less advantageous, we will move to reduce risk. We analyze the general environment and then approach each individual position from a risk versus potential reward perspective.

When the general market environment turns against us, as it will inevitably do from time to time, we will push our fundamental views to the side and move aggressively to control risk. We manage risk on an individual position basis, with a strict discipline of reducing exposure to losing positions. We, as well, manage risk on a portfolio basis, moving to reduce overall risk when our shareholders are losing money.

Over the past year, we have taken extraordinary measures to manage risk, while at the same time never moving away from our commitment to providing shareholders significant upside to a declining market. We have remained focused on a macro environment that includes a hyper-accommodative central bank, runaway credit excess, and unprecedented marketplace liquidity. We have carefully monitored a credit environment that has evolved over the past year from one of restraint in the corporate lending arena to one of extreme liquidity and credit availability.

We have recognized the profound role played by market dynamics, appreciating the market risk associated with thousands of hedge funds, unfathomable derivative positions, and sophisticated trading strategies. We understand the inherent risk associated with an atypical stock market leveraged in both directions. Our analysis has led us to anticipate unpredictable volatility and ferocious short-squeezes. We have appreciated the risk of being short high-beta, technology, and economically sensitive stocks, or having exposure to companies with large short positions. We have been mindful of the impact an ultra-easy liquidity and credit environment would have on many companies and industries, as well as the general marketplace. We have been on guard, with our "bottom up," "top down," and market dynamics approach serving as our guidebook through a most challenging environment. We have been determined to not get too "beat up" either financially or emotionally. The developing opportunities are too great.

When the Fed moved last fall to quell unfolding debt collapse - although couched in terms of fighting potential deflation - we moved immediately to reduce risk. We cut our overall exposure moderately, while significantly reducing exposure to stocks with large short positions. We also covered shorts that were less than highly liquid, as well as those that tend to be the most volatile. This strategy dictated that we dramatically reduce our exposure to technology stocks. We also significantly pared our put option exposure to the technology sector. And, as "reliquification" took hold, we reduced exposure on a position-by-position basis as stocks moved against us. Over time, this dictated that we cover the vast majority of our short positions. Governed by our "top down," "bottom up," and market dynamics approach, we redeployed a significant portion of our short exposure to short positions in S&P500 index futures. This provided an advantageous liquidity position and a more attractive risk profile with which to weather the storm. We look forward to short selling opportunities this rally has created, and anticipate a heavier reliance on "bottom up" strategies in the near future.

I will also comment briefly on our strategy of holding significant exposure to gold stocks. For some time we have viewed an unloved and undervalued gold sector as a fabulous investment opportunity. At the same time, we have expected that the Greenspan Fed might resort to more aggressive inflationary measures in increasingly desperate attempts to allay the fallout from previous credit and speculative excess. We have viewed gold as an undervalued asset that would also provide a hedge for shareholders in the face of an inflating central bank and financial sector. Over the past 18 months, we have begun to see the benefits of this strategy. And watching things unfold, we are only more convinced that there is an increasing risk of a serious dollar problem. We believe we have experienced only the initial benefits of gold in an environment of a devaluing U.S. currency. That does not mean, however, that we won't be mindful of the market dynamics discussed above. For example, the fund may temporarily reduce exposure in the gold area or even partially hedge long gold stock positions. Although the fund has done some of the latter recently to protect profits, we certainly remain long term bullish on gold.

PRUDENT GLOBAL INCOME FUND: STRATEGY AND FOCUS

The Prudent Global Income Fund continues to invest in sovereign notes of several countries. The fund may hold investments in fewer countries than the typical international bond fund because of our emphasis on quality credits. For example, the fund has limited exposure to Asian currencies because few countries in the region meet the fund's investment criteria. The fund historically has had a greater than average exposure to the Swiss franc because of that country's large balance of payments surplus and the large amount of gold backing Swiss franc reserves. In addition, we believe that investors will continue to find the Swiss franc an attractive repository for those who want dollar diversification without the risk of holding a new currency like the euro. Historically, the fund's asset allocation has not changed dramatically from one quarter to the next. Positions in "new" currencies are undertaken gradually. The fund will typically hold a portion of the fund's assets in gold bullion and stocks of gold mining companies. As we discuss above, we believe that gold and gold stocks will benefit if the dollar continues to weaken as we expect. Historically, gold and gold stocks have represented 10-20% of fund assets.

IN CONCLUSION

Over recent months, we have witnessed reckless central bank policies incite blow-off excesses throughout the U.S. and global financial system. GSE exposure has gone to blow-off excess; the mortgage finance bubble to blow-off excess; the U.S. current account deficit to blow-off excess; global central bank ballooning to blow-off excess; and global debt and equity markets to blow-off speculative excess. Watching key financing mechanisms and markets go to unprecedented extremes, we sense we are approaching a major inflection point with respect to imbalances that have accumulated over many years. Recently, European Central Bank Chief Economist Otmar Issing spoke on the topic, "Europe and the US:
Partners and Competitors - New Paths for the Future." His comments were some of the most insightful and pertinent I have read. I have taken an excerpt from his speech that is available in its entirety on the ECB's website (http://www.ecb.int/key/03/sp031028.htm):

  "The current level of the US current account deficit is in the longer run unsustainable and an adjustment will eventually occur, whether actively supported by macroeconomic policies or not. The question is only whether it will happen in an orderly fashion. By supporting an adjustment sooner rather than later policy-makers could, in principle, help to ensure such a gradual and orderly adjustment, while at the same time possibly contributing to a more efficient use of global savings and safeguarding the global trading system by limiting protectionist pressures. This would be in the interest of all countries involved, including the United States.

  But how can an adjustment be achieved? A slowdown in the deficit country's growth rates relative to the rest of the world typically plays an important role in any such adjustment. This could, for example, mean an actual growth slowdown in the United States, thereby reducing the demand for imported goods and services, or a growth acceleration in the rest of the world, which increases the demand for US exports. If we had to decide on one or the other, the choice would not be difficult - it is higher growth everywhere else. This preference is also reflected in frequently heard demands from the other side of the Atlantic that Europe should generate faster growth to aid the adjustment process. In this respect it is extremely important to specify how this higher growth is to be achieved. Artificially stimulating the economy by large budget deficits and/or inflationary monetary policy is no viable option. In fact, history tells us that such policies can only provide temporary straw fires, with potentially damaging long-term consequences. To illustrate this point let me briefly take you back in time to the mid-1980s. At that time, the US-dollar had been appreciating rapidly over a number of years and the US current account stood at around 3% of GDP - at that point a post-war historical peak. Concerned about the potential side effects and risks involved in such an unsustainable situation, policy-makers from the main industrialised countries decided to tackle this problem in a coordinated fashion. In addition to agreeing to bring down the external value of the US dollar, they also decided that Europe and Japan should pursue policies aimed at stimulating domestic demand. They would thus become the 'locomotives', which would bring about the adjustment, while at the same time raising global growth. In the so-called Louvre Accord in 1987 the governments and central banks of the major industrialised countries, for example, agreed that Japan would 'follow monetary and fiscal policies which will help to expand domestic demand and thereby contribute to reducing the external surplus.' We all know what happened subsequently. The expansionary policies in Japan and, in particular, the monetary easing that was involved contributed to an asset market bubble, which burst and led to a decade of very sluggish growth and created structural imbalances which are still constraining growth in Japan to some extent today. Seen from this perspective, some of the problems of today's world economy date back to misguided policies triggered by efforts to solve global imbalances."

This is precisely our fear - that efforts to prolong the credit bubble will result in unforeseen and negative consequences for U.S. financial markets. We will continue to manage Prudent Bear Funds with such historical precedents in mind.

Sincerely,

/s/David W. Tice

David W. Tice

As of September 30, 2003, the Prudent Bear Fund - No Load shares returned - 12.58%, 2.91% and -1.52% for the 1-year, 5-year and since inception (12/28/95) periods, respectively. As of September 30, 2003, the Prudent Global Income Fund returned 16.03% and 8.80% for the 1-year and since inception (2/22/00) periods, respectively. As of September 30, 2003, the S&P 500 Index returned 24.40%, 1.00% and 8.12% for the 1-year, 5-year and since inception (12/28/95) periods, respectively, while the NASDAQ Composite returned 53.17%, 1.37% and 5.64% respectively over the same periods.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 and NASDAQ Composite Indices are unmanaged indices commonly used to measure performance of U.S. stocks. You cannot invest directly in an index.

Opinions expressed in this letter are those of the fund manager, are subject to change and are not guaranteed. Please see the following annual report for holdings information. Fund holdings and sector allocations are subject to change, do not reflect the Funds' current holdings and are not a recommendation to buy or sell any security.

The Federal Reserve's Z-1 report is the source for the data cited in "Examples of credit excess."

The Prudent Bear Fund regularly makes short sales of securities, which involves unlimited risk including the possibility that losses may exceed the original amount invested. The Fund may also use options and future contracts, which have risks associated with unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The Fund may also hold restricted securities purchased through private placements. Such securities may be difficult to sell without experiencing delays or additional costs.

The Prudent Global Income Fund invests in foreign securities, which may involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds may also invest in gold, which involves additional risks, such as the possibility for substantial price fluctuations over a short period of time.

Must be preceded or accompanied by a prospectus. Please read it carefully before you invest or send money. While the Prudent Bear Fund is no-load, there are management and distribution fees that apply. Please see the prospectus for further details.

Quasar Distributors, LLC, distributor.  (11/03)

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2003

                                                  PRUDENT BEAR    PRUDENT GLOBAL
                                                      FUND         INCOME FUND
                                                  ------------    --------------
ASSETS:
  Investments, at value (cost $479,315,613
    and $440,849,920, respectively)
      Unaffiliated                                $510,964,068    $474,760,487
      Affiliated                                    24,193,842              --
  Cash                                                     658              --
  Deposit at brokers for short sales                 9,088,536
  Receivable from broker for proceeds on
    securities sold short                          103,419,771              --
  Receivable for investments sold                    9,451,371              --
  Receivable for futures contracts                   1,540,450              --
  Capital shares sold                               13,667,923       7,605,841
  Interest receivable                                1,889,219      12,498,109
  Other assets                                          53,208          22,137
                                                  ------------    ------------
  Total Assets                                     674,269,046     494,886,574
                                                  ------------    ------------

LIABILITIES:
  Securities sold short, at value
    (Proceeds of $111,099,705
    and $0, respectively)                          115,469,507              --
  Payable for securities purchased                   1,166,276      12,711,714
  Capital shares redeemed                            1,506,300       1,293,224
  Payable to Adviser                                   524,027         240,256
  Dividends payable on short positions                 200,890              --
  Accrued expenses and other liabilities               890,498         537,330
                                                  ------------    ------------
  Total Liabilities                                119,757,498      14,782,524
                                                  ------------    ------------
NET ASSETS                                        $554,511,548    $480,104,050
                                                  ------------    ------------
                                                  ------------    ------------

NET ASSETS CONSIST OF:
  Capital stock                                   $595,266,017    $443,419,767
  Accumulated undistributed
    net investment income (loss)                    (3,523,837)        275,043
  Accumulated undistributed net realized
    gain (loss) on investments sold, securities
    sold short, option contracts expired or
    closed, and foreign currencies                 (93,520,519)      2,094,150
  Net unrealized appreciation (depreciation) on:
      Investments                                   55,842,297      33,910,567
      Foreign currencies                                 2,692         404,523
      Short positions                               (4,369,802)             --
      Futures contracts                              4,814,700              --
                                                  ------------    ------------
TOTAL NET ASSETS                                  $554,511,548    $480,104,050
                                                  ------------    ------------
                                                  ------------    ------------

NO LOAD SHARES:
  Net Assets                                      $541,452,296    $480,104,050
  Shares outstanding (250,000,000 shares of
    $.0001 par value authorized)                    79,154,213      38,447,916
  Net Asset Value, Redemption Price
    and Offering Price Per Share                  $       6.84    $      12.49
                                                  ------------    ------------
                                                  ------------    ------------
CLASS C SHARES:
  Net Assets                                      $ 13,059,252
  Shares outstanding (250,000,000 shares of
    $.0001 par value authorized)                     1,954,473
  Net Asset Value, Redemption Price
    and Offering Price Per Share                  $       6.68
                                                  ------------
                                                  ------------

                     See notes to the financial statements.

STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2003

                                                  PRUDENT BEAR    PRUDENT GLOBAL
                                                      FUND         INCOME FUND
                                                  ------------    --------------
INVESTMENT INCOME:
   Interest income                                $  7,080,642     $ 5,452,520
   Dividend income on long positions
     (net of foreign taxes withheld
     of $58,625 and $7,758, respectively)              513,023         438,505
                                                  ------------     -----------
   Total investment income                           7,593,665       5,891,025
                                                  ------------     -----------

EXPENSES:
   Investment advisory fee                           6,112,224       2,172,455
   Administration fee                                  438,613         211,648
   Shareholder servicing and accounting costs          782,222         457,350
   Custody fees                                        162,695          98,124
   Federal and state registration                      110,589          69,680
   Professional fees                                    83,491          58,204
   Distribution expense - No Load shares             1,198,319         724,152
   Distribution expense - Class C shares                96,501              --
   Reports to shareholders                             131,261          70,659
   Directors' fees and expenses                          6,060           2,892
   Insurance expense                                    44,519          17,857
                                                  ------------     -----------
   Total operating expenses before expense
     reductions, expense reimbursements and
     dividends on short positions                    9,166,494       3,883,021
   Expense reductions (See Note 5)                    (160,215)             --
   Dividends on short positions                      2,129,367              --
                                                  ------------     -----------
   Total expenses                                   11,135,646       3,883,021
                                                  ------------     -----------
NET INVESTMENT INCOME (LOSS)                        (3,541,981)      2,008,004
                                                  ------------     -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
   Realized gain (loss) on:
       Long transactions                            19,168,644       7,483,024
       Short transactions                          (14,368,825)             --
       Option contracts expired or closed          (57,626,731)             --
       Futures contracts closed                    (18,302,901)             --
       Foreign currency translation                      5,338          66,754
                                                  ------------     -----------
       Net realized gain (loss)                    (71,124,475)      7,549,778

   Change in unrealized
     appreciation / depreciation on:
       Investments                                  39,999,970      28,463,039
       Short positions                             (38,453,360)             --
       Futures contracts                             1,356,200              --
       Foreign currency                                     45         318,228
                                                  ------------     -----------
       Net unrealized gain                           2,902,855      28,781,267
                                                  ------------     -----------
   Net realized and unrealized
     gain (loss) on investments                    (68,221,620)     36,331,045
                                                  ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       $(71,763,601)    $38,339,049
                                                  ------------     -----------
                                                  ------------     -----------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                    PRUDENT BEAR FUND
                                         --------------------------------------
                                             YEAR ENDED          YEAR ENDED
                                         SEPTEMBER 30, 2003  SEPTEMBER 30, 2002
                                         ------------------  ------------------
OPERATIONS:
   Net investment income (loss)           $   (3,541,981)       $  2,299,602
   Net realized gain (loss) on:
       Long transactions                      19,168,644           8,005,306
       Short transactions                    (14,368,825)         26,079,387
       Option contracts expired or closed    (57,626,731)         16,921,641
       Futures contracts closed              (18,302,901)         10,806,269
       Foreign currency translation                5,338              (1,304)
   Change in unrealized appreciation /
     depreciation on:
       Investments                            39,999,970          23,382,873
       Short positions                       (38,453,360)         12,662,853
       Futures contracts                       1,356,200           3,495,500
       Foreign currency                               45               1,757
                                          --------------        ------------
   Net increase (decrease) in net assets
     resulting from operations               (71,763,601)        103,653,884
                                          --------------        ------------

DISTRIBUTIONS TO
  NO LOAD SHAREHOLDERS
   From net investment income                (12,755,437)         (4,724,707)
   From net realized gains                   (14,446,178)                 --
                                          --------------        ------------
   Total distributions                       (27,201,615)         (4,724,707)
                                          --------------        ------------

DISTRIBUTIONS TO
  CLASS C SHAREHOLDERS
   From net investment income                   (143,520)            (64,110)
   From net realized gains                      (200,739)                 --
                                          --------------        ------------
   Total distributions                          (344,259)            (64,110)
                                          --------------        ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold               1,082,081,772         877,245,442
   Shares issued to holders in
     reinvestment of dividends                23,618,358           4,142,068
   Cost of shares redeemed                  (980,750,818)       (636,587,023)
                                          --------------        ------------
   Net increase in net assets resulting
     from capital share transactions         124,949,312         244,800,487
                                          --------------        ------------
TOTAL INCREASE IN NET ASSETS                  25,639,837         343,665,554

NET ASSETS:
   Beginning of period                       528,871,711         185,206,157
                                          --------------        ------------
   End of period (including
     Undistributed net investment
     income (loss) of ($3,523,837)
     and $5,532,116, respectively)        $  554,511,548        $528,871,711
                                          --------------        ------------
                                          --------------        ------------

                     See notes to the financial statements.

                                               PRUDENT GLOBAL INCOME FUND
                                         --------------------------------------
                                             YEAR ENDED          YEAR ENDED
                                         SEPTEMBER 30, 2003  SEPTEMBER 30, 2002
                                         ------------------  ------------------
OPERATIONS:
   Net investment income                    $  2,008,004        $    754,489
   Net realized gain on:
       Investments                             7,483,024           3,543,962
       Foreign currency translation               66,754              54,738
   Change in unrealized appreciation /
     depreciation on:
       Investments                            28,463,039           4,964,260
       Foreign currency                          318,228              74,643
                                            ------------        ------------
   Net increase in net assets
     resulting from operations                38,339,049           9,392,092
                                            ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                 (7,478,055)         (1,849,472)
   From net realized gains                    (2,187,334)            (12,167)
                                            ------------        ------------
   Total distributions                        (9,665,389)         (1,861,639)
                                            ------------        ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                 811,551,274         226,790,135
   Shares issued to holders in
     reinvestment of dividends                 9,017,796           1,673,306
   Cost of shares redeemed                  (495,329,899)       (134,136,115)
                                            ------------        ------------
   Net increase in net assets resulting
     from capital share transactions         325,239,171          94,327,326
                                            ------------        ------------
TOTAL INCREASE IN NET ASSETS                 353,912,831         101,857,779

NET ASSETS:
   Beginning of period                       126,191,219          24,333,440
                                            ------------        ------------
   End of period (including undistributed
     net investment income of $275,043
     and $382,114, respectively)            $480,104,050        $126,191,219
                                            ------------        ------------
                                            ------------        ------------

                     See notes to the financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share outstanding throughout each period.

                                                                                   NO LOAD SHARES
                                                  -------------------------------------------------------------------------------
                                                     YEAR             YEAR              YEAR             YEAR              YEAR
                                                    ENDED             ENDED            ENDED             ENDED            ENDED
                                                  SEPT. 30,         SEPT. 30,        SEPT. 30,         SEPT. 30,        SEPT. 30,
                                                     2003             2002              2001             2000              1999
                                                     ----             ----              ----             ----              ----
Per Share Data:

   Net asset value, beginning of period              $8.31            $6.31             $3.93            $4.51             $7.34
                                                     -----            -----             -----            -----             -----

Income from investment operations:
   Net investment income (loss)(1)<F1>(2)<F2>        (0.05)            0.06              0.17             0.18              0.19
   Net realized and unrealized
     gains (losses) on investments                   (0.96)            2.08              2.44            (0.62)            (2.82)
                                                     -----            -----             -----            -----             -----
   Total from investment operations                  (1.01)            2.14              2.61            (0.44)            (2.63)
                                                     -----            -----             -----            -----             -----

Less Distributions:
   Dividends from net investment income              (0.22)           (0.14)            (0.23)           (0.14)            (0.20)
   Distributions from net realized gains             (0.24)              --                --               --                --
                                                     -----            -----             -----            -----             -----
Total distributions                                  (0.46)           (0.14)            (0.23)           (0.14)            (0.20)
                                                     -----            -----             -----            -----             -----
Net asset value, end of period                       $6.84            $8.31             $6.31            $3.93             $4.51
                                                     -----            -----             -----            -----             -----
                                                     -----            -----             -----            -----             -----

Total return                                        (12.58)%          35.47%            68.78%           (9.55)%          (36.17)%

Supplemental data and ratios:
   Net assets, end of period (000's)              $541,452         $521,030          $183,797         $153,336          $220,462

   Ratio of net operating expenses
     to average net assets                            1.83%(3)<F3>     1.84%(3)<F3>      1.97%            1.83%(3)<F3>      1.97%

   Ratio of dividends on short positions
     to average net assets                            0.44%            0.40%             0.33%            0.28%             0.28%

   Ratio of total expenses
     to average net assets                            2.27%(3)<F3>     2.24%(3)<F3>      2.30%            2.11%(3)<F3>      2.25%

   Ratio of net investment income (loss)
     to average net assets                           (0.71)%           0.93%             3.68%            4.48%             4.09%

   Portfolio turnover rate(4)<F4>                   178.38%          266.15%           386.40%          417.53%           536.56%

(1)<F1> Net investment income (loss) per share before dividends on short positions for the periods ended September 30, 2003, September 30, 2002, September 30, 2001, September 30, 2000 and September 30, 1999 was $(0.02), $0.08, $0.19, $0.19 and $0.21, respectively.
(2)<F2> Net investment income (loss) per share represents net investment income
        (loss) divided by the average shares outstanding throughout the period.
(3)<F3> The net operating expense ratio includes expense reductions for soft dollar credits. These expense reductions for the periods ended September 30, 2003, September 30, 2002 and September 30, 2000 were 0.03%, 0.05% and 0.10%, respectively.
(4)<F4> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share outstanding throughout each period.

                                                                                   CLASS C SHARES
                                                  --------------------------------------------------------------------------------
                                                     YEAR             YEAR            YEAR             YEAR    FEB. 8, 1999(1)<F5>
                                                    ENDED             ENDED           ENDED           ENDED          THROUGH
                                                  SEPT. 30,         SEPT. 30,       SEPT. 30,       SEPT. 30,       SEPT. 30,
                                                     2003              2002           2001             2000            1999
                                                     ----             ----            ----             ----            ----
Per Share Data:

   Net asset value, beginning of period              $8.14            $6.23           $3.88            $4.49          $4.78
                                                     -----            -----           -----            -----          -----
Income from investment operations:
   Net investment income (loss)(2)<F6>(3)<F7>        (0.10)            0.01            0.14             0.15           0.09
   Net realized and unrealized
     gains (losses) on investments                   (0.94)            2.03            2.40            (0.62)         (0.38)
                                                     -----            -----           -----            -----          -----
Total from investment operations                     (1.04)            2.04            2.54            (0.47)         (0.29)
                                                     -----            -----           -----            -----          -----

Less Distributions:
   Dividends from net investment income              (0.18)           (0.13)          (0.19)           (0.14)            --
   Distribution from net realized gains              (0.24)              --              --               --             --
                                                     -----            -----           -----            -----          -----
   Total distributions                               (0.42)           (0.13)          (0.19)           (0.14)            --
                                                     -----            -----           -----            -----          -----
Net asset value, end of period                       $6.68            $8.14           $6.23            $3.88          $4.49
                                                     -----            -----           -----            -----          -----
                                                     -----            -----           -----            -----          -----

Total return                                        (13.21)%          34.18%          67.41%          (10.33)%        (6.07)%(4)
                                                                                                                             <F8>

Supplemental data and ratios:
   Net assets, end of period (000's)               $13,059           $7,842          $1,409             $868           $207

   Ratio of net operating expenses
     to average net assets                            2.58%(5)<F9>     2.59%(5)<F9>    2.72%            2.58%(5)<F9>   2.74%(6)<F10>
   Ratio of dividends on short positions
     to average net assets                            0.44%            0.40%           0.33%            0.28%          0.32%(6)<F10>
   Ratio of total expenses
     to average net assets                            3.02%(5)<F9>     2.99%(5)<F9>    3.05%            2.86%(5)<F9>   3.06%
   Ratio of net investment income (loss)
     to average net assets                           (1.46)%           0.18%           2.93%            3.73%          3.25%(6)<F10>

   Portfolio turnover rate(7)<F11>                  178.38%          266.15%         386.40%          417.53%        536.56%

(1)<F5>   Commencement of operations.
(2)<F6> Net investment income (loss) per share before dividends on short positions for the periods ended September 30, 2003, September 30, 2002, September 30, 2001, September 30, 2000 and September 30, 1999 was $(0.07), $0.04, $0.16, $0.15 and $0.09, respectively.
(3)<F7> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)<F8>   Not annualized.
(5)<F9> The net operating expense ratio includes expense reductions for soft dollar credits. These expense reductions for the periods ended September 30, 2003, September 30, 2002 and September 30, 2000 were 0.03%, 0.05% and 0.10%, respectively.
(6)<F10>  Annualized.
(7)<F11> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

PRUDENT GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share outstanding throughout each period.

                                                                                                           FEBRUARY 2, 2000(1)<F12>
                                                          YEAR ENDED        YEAR ENDED      YEAR ENDED             THROUGH
                                                           SEPT. 30,        SEPT. 30,        SEPT. 30,            SEPT. 30,
                                                             2003              2002            2001                  2000
                                                          ----------        ----------      ----------     ------------------------
Per Share Data:

   Net asset value, beginning of period                     $11.15            $ 9.31           $9.19               $10.00
                                                            ------            ------           -----               ------

Income from investment operations:
   Net investment income                                      0.11(2)<F13>      0.14(2)<F13>    0.20(3)<F14>         0.24(3)<F14>
   Net realized and unrealized
     gains (losses) on investments                            1.65              1.94            0.03                (0.90)
                                                            ------            ------           -----               ------
   Total from investment operations                           1.76              2.08            0.23                (0.66)
                                                            ------            ------           -----               ------

Less distributions:
   Dividends from net investment income                      (0.28)            (0.23)          (0.11)               (0.15)
   Distributions from net realized gains                     (0.14)            (0.01)             --                   --
                                                            ------            ------           -----               ------
   Total distributions                                       (0.42)            (0.24)          (0.11)               (0.15)
                                                            ------            ------           -----               ------
Net asset value, end of period                              $12.49            $11.15           $9.31               $ 9.19
                                                            ------            ------           -----               ------
                                                            ------            ------           -----               ------

Total return                                                 16.03%            22.54%           2.54%               (6.60)%(4)<F15>

Supplemental data and ratios:
   Net assets, end of period (000's)                      $480,104          $126,191         $24,333               $1,422

   Ratio of net operating expenses
     to average net assets                                    1.34%             1.50%(6)(7)     1.50%(6)             1.80%(5)(6)
                                                                                   <F17><F18>       <F17>                <F16><F17>

   Ratio of net investment income
     to average net assets                                    0.69%             1.34%           2.26%                3.77%(5)<F16>

   Portfolio turnover rate                                  117.35%            81.58%         133.50%              180.29%

(1)<F12>  Commencement of operations.
(2)<F13> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F14> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)<F15>  Not annualized.
(5)<F16>  Annualized.
(6)<F17> Without expense reimbursements of $30,867, $150,320 and $116,925 for the periods ended September 30, 2002, September 30, 2001, and September 30, 2000, the ratio of operating expenses to average net assets would have been 1.55%, 2.87%, and 25.91%, respectively.
(7)<F18> The net operating expense ratio includes expense reductions for soft dollar credits. The ratio excluding expense reductions for the period ended September 30, 2002 was 1.50%.

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

   SHARES                                                                                                                VALUE
   ------                                                                                                                -----
                COMMON STOCKS -- 24.1%*<F19>

                BASIC MATERIALS -- 21.9%*<F19>
     230,000    Almaden Minerals Ltd. (Acquired 4/02/2002, Cost $61,850)**<F20>(2)<F23> (3)<F24> (4)<F25> r<F21>      $    215,862
     800,000    Altius Minerals Corporation**<F20>(3)<F24> (6)<F27>                                                      1,600,652
   1,157,000    Altius Minerals Corporation
                  (Acquired 7/14/2003, Cost $1,373,911)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                  1,967,702
     769,231    Aquiline Resources, Inc. (Acquired 9/03/2003, Cost $354,886)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>        469,992
     200,000    Ashanti Goldfields Company Ltd.
                  (Acquired 9/09/2003, Cost $1,042,281)(2)<F23> (3)<F24> (4)<F25> r<21>                                    561,120
     222,225    Atacama Minerals Corp. (Acquired 5/22/2002, Cost $128,889)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>           76,987
   1,531,600    Aurizon Mines Ltd.**<F20>(3)<F24>                                                                        2,156,464
      30,800    Banro Corporation**<F20>(3)<F24> (6)<F27>                                                                   93,579
     140,000    Banro Corporation (Acquired 3/18/2002, Cost $114,465)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>      357,146
      80,000    Banro Corporation (Acquired 5/10/2002, Cost $185,822)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>      204,083
   9,002,000    Canarc Resource Corp.**<F20>(3)<F24> (6)<F27>                                                            6,604,157
     500,000    Canarc Resource Corp.
                  (Acquired 9/30/2002, Cost $125,394)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                      311,794
   1,148,550    Candente Resource Corp.
                  (Acquired 5/14/2001 & 10/16/2002, Cost $156,692)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>         711,540
   3,140,000    Candente Resource Corp.
                  (Acquired 1/2002 - 2/2003, Cost $350,752)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>              1,945,266
     405,000    Candente Resource Corp.
                  (Acquired 5/16/2002 & 8/05/2003, Cost $103,850)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>          224,491
     992,100    Cardero Resource Corp.**<F20>(3)<F24> (6)<F27>                                                           1,249,820
   1,500,000    Cardero Resource Corp.
                  (Acquired 12/27/2002, Cost $1,250,565)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                 1,606,210
     712,300    Chesapeake Gold Corp.**<F20>(3)<F24> (6)<F27>                                                            1,583,534
     396,500    Claude Resources, Inc.**<F20>(3)<F24>                                                                      505,376
     500,000    Claude Resources, Inc. (Acquired 1/31/2003, Cost $490,615)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>          541,702
     420,900    Crystallex International Corporation**<F20>(3)<F24>                                                        968,070
   1,500,000    Cusac Gold Mines Limited (Acquired 10/24/2002, Cost $317,970)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>       302,345
   1,000,000    Desert Sun Mining Corp.
                  (Acquired 2/05/2003, Cost $251,500)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                      982,622
   1,500,000    Desert Sun Mining Corp.
                  (Acquired 2/18/2003, Cost $986,620)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                    1,473,934
     500,000    East West Resource Corporation
                  (Acquired 5/13/2002, Cost $27,250)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>                                 17,340
     500,000    Emperor Mines Limited**<F20>(3)<F24>                                                                       257,203
   1,375,500    European Minerals Corporation**<F20>(3)<F24> (4)<F25> (5)<F26>                                             557,077
   2,000,000    Excellon Resources, Inc. (Acquired 5/15/2002, Cost $165,776)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>        195,339
          33    Exploration Capital Partners, LP (Acquired 10/14/1998, Cost $660,000)**<F20>(4)<F25> r<F21>              2,809,921
          15    Exploration Capital Partners, LP (Acquired 12/20/2000, Cost $300,020)**<F20>(4)<F25> r<F21>              1,143,741
     670,000    Farallon Resources Ltd. (Acquired 4/12/2002, Cost $119,715)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>         126,607
     857,143    Franklin Lake Resources Inc.
                  (Acquired 11/04/2002, Cost $291,429)**<F20>(2)<F23> (4)<F25> (6)<F27> r<F21>                             276,857
   1,000,000    Gateway Gold Corp.
                  (Acquired 9/05/2003, Cost $720,800)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                    1,637,704
     153,034    Glamis Gold Ltd.**<F20>(3)<F24>                                                                          2,027,378
      70,800    Golden Cycle Gold Corporation**<F20>                                                                     1,133,154
   1,388,888    Golden Goliath Resources Ltd.
                  (Acquired 12/13/2002, Cost $154,056)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                     218,710
   3,200,000    Golden Phoenix Minerals, Inc.
                  (Acquired 3/01/2002 & 3/19/2003, Cost $320,000)**<F20>(2)<F23> (4)<F25> r<F21>                         1,224,000
     722,500    Golden Star Resources Ltd.**<F20>(3)<F24>                                                                3,012,825
     500,000    Golden Star Resources Ltd.
                  (Acquired 12/19/2001, Cost $242,500)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>                            1,772,250
   1,000,000    Golden Star Resources Ltd.
                  (Acquired 12/11/2002, Cost $1,247,500)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>                          3,544,500
     800,000    Goldrea Resources Corp.
                  (Acquired 12/31/2002, Cost $97,000)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                       95,743
     514,400    Great Basin Gold Ltd.**<F20> (3)<F24>                                                                      745,880
   1,300,000    Great Basin Gold Ltd. (Acquired 1/30/2003, Cost $1,529,135)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>       1,588,573
     417,080    IAMGOLD Corporation(3)<F24>                                                                              2,580,768
   1,175,000    IMA Exploration Inc.
                  (Acquired 12/18/2001 & 3/10/2003, Cost $324,050)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>       1,665,262
     955,500    IMA Exploration Inc.
                  (Acquired 1/29/2002 & 3/10/2003, Cost $253,761)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>        1,354,177
     222,222    IMA Exploration Inc. (Acquired 5/23/2002, Cost $61,473)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>    314,943
     531,915    IMA Exploration Inc. (Acquired 9/23/2002, Cost $153,371)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>   753,853
   1,300,000    International KRL Resources Corp.
                  (Acquired 10/08/2002, Cost $116,490)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                     131,016
   1,400,000    International PBX Ventures Ltd.
                  (Acquired 4/17/2003, Cost $462,190)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>                               229,279
   3,315,000    International Uranium Corporation**<F20>(3)<F24> (6)<F27>                                                1,154,581
     375,000    Intrepid Minerals Corporation
                  (Acquired 11/29/2002, Cost $92,250)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>                               153,535
     700,000    Intrepid Minerals Corporation
                  (Acquired 5/27/2003, Cost $306,500)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>                               286,598
   4,941,000    Kenor ASA**<F20>(3)<F24>                                                                                 3,536,338
     771,200    Kirkland Lake Gold Inc.**<F20>(3)<F24>                                                                   2,000,222
     150,000    Kirkland Lake Gold Inc. (Acquired 12/14/2001, Cost $124,050)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>        330,690
     192,308    Kirkland Lake Gold Inc. (Acquired 8/08/2003, Cost $358,408)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>         423,963
   1,750,000    Madison Enterprises Corp.**<F20>(3)<F24> (6)<F27>                                                          278,817
   3,500,000    Madison Enterprises Corp.
                  (Acquired 3/21/2002, Cost $204,500)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                      474,119
   2,000,000    Madison Enterprises Corp.
                  (Acquired 11/05/2002, Cost $185,000)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                     270,925
   2,000,000    Mag Silver Corporation
                  (Acquired 4/15/2003, Cost $677,191)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                    2,003,038
   1,016,500    Manhattan Minerals Corporation**<F20>(3)<F24>                                                              888,858
   2,142,857    Manhattan Minerals Corporation
                  (Acquired 5/16/2003, Cost $1,078,373)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>                           1,592,712
     600,000    Maximus Ventures Ltd.
                  (Acquired 3/04/2003, Cost $153,088)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                      200,304
      52,574    MCM Custom Milling Corporation (Acquired 12/1997 - 4/1998, Cost $0) r<F21>                                      53
     550,500    Metallic Ventures Gold Inc.**<F20>(3)<F24>                                                               2,508,855
   1,900,000    Metallica Resources, Inc.
                  (Acquired 3/11/2003, Cost $1,908,205)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                  2,632,924
     450,000    Metalline Mining Co. Inc.**<F20> (6)<F27>                                                                  832,500
     250,000    Metalline Mining Co. Inc. (Acquired 6/29/2001, Cost $498,750)**<F20>(2)<F23> (4)<F25> (6)<F27> r<F21>      393,125
      66,667    Metalline Mining Co. Inc. (Acquired 10/08/2002, Cost $99,778)**<F20>(2)<F23> (4)<F25> (6)<F27> r<F21>      104,834
     133,895    Minefinders Corporation Ltd.**<F20>(3)<F24>                                                              1,041,830
     150,000    Minefinders Corporation Ltd. (Acquired 3/21/2002, Cost $217,665)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>    992,071
     110,514    Minefinders Corporation Ltd. (Acquired 8/18/2003, Cost $112,679)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>    730,918
     833,333    Minera Andes Inc. (Acquired 6/21/2002, Cost $78,209)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>                173,219
   1,000,000    Nevada Pacific Gold Ltd.
                  (Acquired 12/04/2001, Cost $154,600)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                     396,828
     500,000    Nevada Pacific Gold Ltd.
                  (Acquired 5/23/2002, Cost $175,500)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                      198,414
     500,000    Nevada Pacific Gold Ltd.
                  (Acquired 1/15/2003, Cost $100,300)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                      198,414
   2,007,500    Nevsun Resources Ltd.**<F20>(3)<F24>                                                                     7,586,980
   1,600,000    Northern Lion Gold Corp.
                  (Acquired 4/28/2003, Cost $268,800)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                    1,088,443
   1,436,450    Northern Orion Resources Inc.**<F20>(3)<F24> (6)<F27>                                                    2,150,231
   1,919,450    Orezone Resources Inc.
                  (Acquired 7/19/2002, Cost $245,353)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                    1,148,583
   3,750,000    Orezone Resources Inc.
                  (Acquired 7/19/2002, Cost $490,500)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                    2,243,970
     800,000    Orezone Resources Inc.
                  (Acquired 2/27/2003, Cost $207,040)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                      478,713
     542,500    Pelangio Mines Inc.**<F20>(3)<F24> (6)<F27>                                                                132,665
   3,000,000    Pelangio Mines Inc.
                  (Acquired 2/08/2002, Cost $253,100)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                      623,587
   1,500,000    Pelangio Mines Inc.
                  (Acquired 5/15/2002, Cost $193,635)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                      311,794
   1,000,000    Pillar Resources Inc.
                  (Acquired 2/18/2003, Cost $320,797)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                      560,599
   1,647,500    Platinum Group Metals Ltd.**<F20>(3)<F24> (6)<F27>                                                         842,399
     937,500    Platinum Group Metals Ltd.
                  (Acquired 12/23/2002, Cost $295,313)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                     407,458
     223,300    QGX Ltd.**<F20>(3)<F24>                                                                                    496,424
     500,000    Radius Explorations Ltd.**<F20>(3)<F24> (6)<F27>                                                           537,256
   1,000,000    Radius Explorations Ltd.
                  (Acquired 1/06/2003, Cost $311,676)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                      913,335
   1,000,000    Redstar Gold Corp. (Acquired 5/31/2002, Cost $77,550)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>      107,081
   3,442,000    Riddarhyttan Resources AB**<F20>(3)<F24>                                                                 2,291,582
     220,000    Rimfire Minerals Corporation**<F20>(3)<F24> (6)<F27>                                                       151,617
   1,000,000    Rimfire Minerals Corporation
                  (Acquired 4/15/2002, Cost $244,120)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                      585,794
     170,100    River Gold Mines Ltd.**<F20>(3)<F24>                                                                       478,995
     625,000    Ross River Minerals Inc.
                  (Acquired 5/21/2002, Cost $93,750)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                       131,906
   1,000,000    St. Jude Resources Ltd.**<F20>(3)<F24> (6)<F27>                                                          1,089,333
     666,667    St. Jude Resources Ltd.
                  (Acquired 12/03/2002, Cost $314,632)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                     617,289
      70,000    SAMEX Mining Corp.**<F20>(3)<F24>                                                                           36,830
   2,000,000    SAMEX Mining Corp. (Acquired 3/05/2002, Cost $170,000)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>              894,438
      75,000    Silver Standard Resources Inc.
                  (Acquired 5/10/2002, Cost $187,500)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>                               420,449
   3,500,000    South American Gold and Copper Company Limited
                  (Acquired 3/28/2002, Cost $115,875)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>                               176,368
   1,001,001    Starfield Resources Inc.**<F20>(3)<F24>                                                                    155,775
     676,333    Sultan Minerals Inc.**<F20>(3)<F24> (6)<F27>                                                                95,226
   1,000,000    Sultan Minerals Inc.
                  (Acquired 1/18/2002, Cost $174,500)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                      119,678
     529,300    Sunridge Gold Corp.**<F20>(3)<F24>                                                                         980,585
     666,667    Sunridge Gold Corp.
                  (Acquired 9/12/2003, Cost $476,076)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>                             1,049,811
     500,000    Tumi Resources Limited
                  (Acquired 12/13/2002, Cost $92,000)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>                      251,955
   1,268,500    Tyhee Development Corp.
                  (Acquired 5/01/2002 & 1/30/2003, Cost $237,363)**<F20>(2)<F23> (3)<F24> (4)<F25> (6)<F27> r<21>          559,308
     164,000    Virginia Gold Mines, Inc.**<F20>(3)<F24>                                                                   151,914
   1,749,700    Western Silver Corporation**<F20>(3)<F24> (6)<F27>                                                       6,438,896
     125,000    Wheaton River Minerals Ltd. (Acquired 5/30/2002, Cost $93,163)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>      211,799
   1,525,300    Wolfden Resources Inc.**<F20>(3)<F24>                                                                    4,464,734
     835,000    Xenolix Technologies, Inc.**<F20>(4)<F25>                                                                    5,010
   1,000,000    Xenolix Technologies, Inc. (Acquired 3/07/2000, Cost $749,600)**<F20>(2)<F23> (4)<F25> r<F21>                5,700
   1,000,000    Xenolix Technologies, Inc. (Acquired 3/30/2001, Cost $499,200)**<F20>(2)<F23> (4)<F25> r<F21>                5,100
     400,000    Xenolix Technologies, Inc. (Acquired 2/04/2002, Cost $98,000)**<F20>(2)<F23> (4)<F25> r<F21>                 2,040
     466,667    Yamana Gold Inc. (Acquired 7/31/2003, Cost $402,800)**<F20>(2)<F23> (3)<F24> (4)<F25> r<21>                614,349
                                                                                                                      ------------
                                                                                                                       121,543,232
                                                                                                                      ------------

                CHEMICALS -- 0.2%*<F19>
      12,900    Methanex Corporation(3)<F24>                                                                               120,744
      89,250    Pioneer Companies, Inc.**<F20>                                                                                   9
                                                                                                                      ------------
                                                                                                                           120,753
                                                                                                                      ------------

                HEALTH CARE -- 1.1%*<F19>
   1,250,000    ADVENTRX Pharmaceuticals Inc.
                  (Acquired 2/07/2003, Cost $496,250)**<F20>(2)<F23> (4)<F25> (5)<F26> r<F21>                            1,615,000
     445,169    Avigen, Inc.**<F20>(5)<F26>                                                                              2,314,879
     635,367    Cardima, Inc. (Acquired 8/05/2002, Cost $455,558)**<F20>(2)<F23> (4)<F25> (6)<F27> r<F21>                  577,866
      22,050    Generex Biotechnology Corporation**<F20>                                                                    43,439
     290,780    InSite Vision Incorporated**<F20>                                                                          145,390
     143,712    InSite Vision Incorporated (Acquired 4/28/2000, Cost $599,947)**<F20>(2)<F23> (4)<F25> r<F21>               68,263
     374,241    IRIDEX Corporation(6)<F27>**<F20>                                                                        1,665,372
                                                                                                                      ------------
                                                                                                                         6,430,209
                                                                                                                      ------------

                MACHINERY -- 0.3%*<F19>
     320,900    Lancer Corporation**<F20>(5)<F26>                                                                        1,572,410
                                                                                                                      ------------

                OIL AND GAS -- 0.0%*<F19>
           1    Viking Energy Royalty Trust(3)<F24>                                                                              5
                                                                                                                      ------------

                PIPING SYSTEMS -- 0.1%*<F19>
      60,000    The Shaw Group Inc.**<F20>(1)<F22>                                                                         630,600
                                                                                                                      ------------

                POLLUTION CONTROL -- 0.3%*<F19>
     686,500    KleenAir Systems, Inc.**<F20>(6)<F27>                                                                      233,410
   1,000,000    KleenAir Systems, Inc.
                  (Acquired 1/25/2002 & 2/12/2002, Cost $900,000)**<F20>(2)<F23> (4)<F25> (6)<F27> r<F21>                  289,000
   1,000,000    KleenAir Systems, Inc. (Acquired 7/19/2002, Cost $500,000)**<F20>(2)<F23> (4)<F25> (6)<F27> r<F21>         289,000
     454,545    KleenAir Systems, Inc. (Acquired 10/09/2002, Cost $250,000)**<F20>(2)<F23> (4)<F25> (6)<F27> r<F21>        131,364
     666,300    Sonic Environmental Solutions Inc.**<F20>(3)<F24>                                                          901,106
                                                                                                                      ------------
                                                                                                                         1,843,880
                                                                                                                      ------------

                RESTAURANTS -- 0.0%*<F19>
           6    Restaurant Brands New Zealand Limited(3)<F24>                                                                    4
                                                                                                                      ------------

                TECHNOLOGY -- 0.2%*<F19>
  10,104,200    Aura Systems, Inc.**<F20> (6)<F27>                                                                         616,356
  12,500,000    Aura Systems, Inc. (Acquired 5/02/2002, Cost $2,500,000)**<F20>(2)<F23> (4)<F25> (6)<F27> r<F21>           510,000
                                                                                                                      ------------
                                                                                                                         1,126,356
                                                                                                                      ------------

                TEXTILE -- 0.0%*<F19>
     310,500    Cone Mills Corporation**<F20>                                                                               34,155
                                                                                                                      ------------

                TOTAL COMMON STOCKS (Cost $83,803,957)                                                                 133,301,604
                                                                                                                      ------------

CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------
                CALL OPTIONS PURCHASED -- 0.0%*<F19>
                Harmony Gold Mining Company Limited - ADR:
         500      Expiration November 2003, Exercise Price $15.00                                                           41,250
                                                                                                                      ------------
                TOTAL CALL OPTIONS (Cost $32,900)                                                                           41,250
                                                                                                                      ------------

                PUT OPTIONS PURCHASED -- 2.5%*<F19>
                Action Performance Companies, Inc.:
         400      Expiration October 2003, Exercise Price $17.50                                                             5,000
                ADTRAN, Inc.:
         350      Expiration February 2004, Exercise Price $55.00                                                          162,750
                Advanced Fibre Communications, Inc:
         600      Expiration December 2003, Exercise Price $20.00                                                           97,500
                Advanced Micro Devices, Inc.:
         600      Expiration January 2004,  Exercise Price $11.00                                                           93,000
                Alcatel SA - ADR:
         500      Expiration December 2003, Exercise Price $12.50                                                           70,000
                Ambac Financial Group, Inc.:
         600      Expiration November 2003, Exercise Price $60.00                                                           72,000
                American Express Company:
         200      Expiration October 2003, Exercise Price $42.50                                                             5,000
                American International Group, Inc.:
         500      Expiration November 2003, Exercise Price $55.00                                                           68,750
                The AMEX Biotechnology Index:
         100      Expiration December 2003, Exercise Price $440.00                                                         248,000
                AnnTaylor Stores Corporation:
         100      Expiration March 2004, Exercise Price $30.00                                                              23,500
                Automatic Data Processing, Inc.:
         400      Expiration November 2003, Exercise Price $32.50                                                           19,000
                AutoNation, Inc.:
         200      Expiration October 2003, Exercise Price $12.50                                                             1,000
         400      Expiration April 2004, Exercise Price $17.50                                                              50,000
                AutoZone, Inc.:
         100      Expiration December 2003, Exercise Price $80.00                                                           16,750
                Bank of America Corporation:
       1,000      Expiration November 2003, Exercise Price $75.00                                                          127,500
         400      Expiration November 2003, Exercise Price $80.00                                                          136,000
         300      Expiration January 2004, Exercise Price $70.00                                                            40,500
         200      Expiration January 2004, Exercise Price $75.00                                                            53,000
                Best Buy Co., Inc.:
         100      Expiration December 2003, Exercise Price $45.00                                                           22,750
         400      Expiration January 2004, Exercise Price $45.00                                                           112,000
                BorgWarner, Inc.:
         155      Expiration April 2004, Exercise Price $65.00                                                              71,300
                Bristol-Myers Squibb Company:
         300      Expiration January 2004, Exercise Price $25.00                                                            45,000
                Brunswick Corporation:
         350      Expiration March 2004, Exercise Price $25.00                                                              70,875
                Capital One Financial Corporation:
         100      Expiration December 2003, Exercise Price $45.00                                                            9,750
                CarMax, Inc.:
         200      Expiration April 2004, Exercise Price $30.00                                                              63,000
                CenturyTel, Inc.:
         100      Expiration January 2004, Exercise Price $35.00                                                            24,000
                Citigroup Inc.:
         500      Expiration December 2003, Exercise Price $40.00                                                           36,250
         800      Expiration December 2003, Exercise Price $42.50                                                           98,000
                The Clorox Company:
         200      Expiration October 2003, Exercise Price $40.00                                                             2,000
                Computer Associates International, Inc.:
         600      Expiration January 2004, Exercise Price $25.00                                                           103,500
                Convergys Corporation:
         400      Expiration October 2003, Exercise Price $15.00                                                             3,000
                Countrywide Financial Corporation:
         600      Expiration October 2003, Exercise Price $60.00                                                             4,500
                Cree, Inc.:
         600      Expiration December 2003, Exercise Price $12.50                                                           19,500
                Crown Castle International Corp.:
         200      Expiration October 2003, Exercise Price $10.00                                                            16,500
                Cummins Inc.:
         200      Expiration December 2003, Exercise Price $45.00                                                           70,000
         100      Expiration January 2004, Exercise Price $45.00                                                            40,000
                Cymer, Inc.:
         300      Expiration November 2003, Exercise Price $35.00                                                           41,250
                DaVita, Inc.:
         400      Expiration January 2004, Exercise Price $25.00                                                             7,000
                D.R. Horton, Inc.:
         100      Expiration February 2004, Exercise Price $30.00                                                           18,750
                Expedia, Inc.:
         300      Expiration October 2003, Exercise Price $65.00                                                            85,500
                Fair Isaac Corporation:
         200      Expiration January 2004, Exercise Price $55.00                                                            46,000
                Fannie Mae:
         400      Expiration October 2003, Exercise Price $60.00                                                             5,000
         500      Expiration December 2003, Exercise Price $65.00                                                           92,500
         300      Expiration March 2004, Exercise Price $60.00                                                              64,500
                Federated Department Stores, Inc.:
         200      Expiration February 2004, Exercise Price $42.50                                                           74,000
                Fifth Third Bancorp:
         300      Expiration November 2003, Exercise Price $55.00                                                           57,000
                Financial Select Sector SPDR Fund:
         700      Expiration December 2003, Exercise Price $25.00                                                           64,750
                FleetBoston Financial Corporation:
         200      Expiration October 2003, Exercise Price $30.00                                                            13,000
                Ford Motor Company:
         150      Expiration December 2003, Exercise Price $10.00                                                            7,500
       1,100      Expiration March 2004, Exercise Price $10.00                                                              93,500
                Freddie Mac:
         200      Expiration October 2003, Exercise Price $45.00                                                             3,000
         700      Expiration October 2003, Exercise Price $50.00                                                            49,000
         300      Expiration January 2004, Exercise Price $50.00                                                            84,750
                Friedman, Billings, Ramsey Group, Inc. - Class A:
         400      Expiration December 2003, Exercise Price $15.00                                                           15,000
         100      Expiration December 2003, Exercise Price $17.50                                                           11,750
                GATX Corporation:
         400      Expiration December 2003, Exercise Price $22.50                                                           96,000
         200      Expiration January 2004, Exercise Price $22.50                                                            51,000
                General Motors Corporation:
         100      Expiration January 2004, Exercise Price $40.00                                                            22,000
         100      Expiration March 2004, Exercise Price $40.00                                                              32,000
                Genta Incorporated:
         300      Expiration February 2004, Exercise Price $15.00                                                          109,500
                Golden West Financial Corporation:
         500      Expiration November 2003, Exercise Price $80.00                                                           22,500
                The Goldman Sachs Group, Inc.:
         500      Expiration October 2003, Exercise Price $75.00                                                            10,000
         200      Expiration October 2003, Exercise Price $80.00                                                            15,500
         200      Expiration January 2004, Exercise Price $80.00                                                            72,000
                Goodrich Corporation:
         200      Expiration February 2004, Exercise Price $22.50                                                           30,500
         100      Expiration February 2004, Exercise Price $25.00                                                           27,250
                GreenPoint Financial Corp.:
         150      Expiration October 2003, Exercise Price $33.33                                                            52,500
         300      Expiration January 2004, Exercise Price $33.38                                                           129,000
                Harley-Davidson, Inc.:
         100      Expiration January 2004, Exercise Price $45.00                                                            18,500
         150      Expiration January 2004, Exercise Price $47.50                                                            39,750
                Hasbro, Inc.:
         400      Expiration April 2004, Exercise Price $17.50                                                              51,000
                H&R Block, Inc.:
         200      Expiration October 2003, Exercise Price $40.00                                                             5,000
                Impac Mortgage Holdings, Inc.:
         100      Expiration October 2003, Exercise Price $12.50                                                               750
                Industrial Select Sector SPDR Fund:
         200      Expiration December 2003, Exercise Price $22.00                                                           10,000
                InterActiveCorp:
         500      Expiration January 2004, Exercise Price $35.00                                                           212,500
                Investors Financial Services Corp.:
         300      Expiration October 2003, Exercise Price $25.00                                                             4,500
                Iron Mountain Incorporated:
         170      Expiration October 2003, Exercise Price $35.00                                                             8,075
                iShares Dow Jones U.S. Financial Sector Index Fund:
         500      Expiration November 2003, Exercise Price $70.00                                                           23,750
       1,000      Expiration November 2003, Exercise Price $75.00                                                          122,500
                J.P. Morgan Chase & Co.:
       1,800      Expiration December 2003, Exercise Price $32.50                                                          238,500
         200      Expiration December 2003, Exercise Price $35.00                                                           48,500
         300      Expiration January 2004, Exercise Price $32.50                                                            51,750
                KLA-Tencor Corporation:
         300      Expiration December 2003, Exercise Price $45.00                                                           56,250
         400      Expiration December 2003, Exercise Price $50.00                                                          144,000
                Kohl's Corporation:
         200      Expiration October 2003, Exercise Price $45.00                                                             1,000
                Lear Corporation:
         200      Expiration March 2004, Exercise Price $50.00                                                              62,000
                Lehman Brothers Holdings Inc.:
         100      Expiration October 2003, Exercise Price $55.00                                                               500
       1,300      Expiration October 2003, Exercise Price $60.00                                                            13,000
                Lennar Corporation - Class A:
         100      Expiration January 2004, Exercise Price $70.00                                                            26,750
                Manhattan Associates, Inc.:
         200      Expiration January 2004, Exercise Price $22.50                                                            44,000
                Masco Corporation:
         200      Expiration January 2004, Exercise Price $22.50                                                            15,000
         350      Expiration January 2004, Exercise Price $25.00                                                            62,125
                MBIA Inc.:
         500      Expiration November 2003, Exercise Price $45.00                                                           23,750
                M.D.C. Holdings, Inc.:
         200      Expiration December 2003, Exercise Price $50.00                                                           37,500
                Merrill Basket:
       2,000      Expiration February 2004, Exercise Price $100.00                                                         412,660
                  (Acquired 8/06/2003, Cost $1,160,000)(4)<F25> r<F21>
                Merrill Lynch & Co., Inc:
         300      Expiration October 2003, Exercise Price $42.50                                                             2,250
         700      Expiration October 2003, Exercise Price $50.00                                                            29,750
         200      Expiration October 2003, Exercise Price $55.00                                                            45,000
         200      Expiration January 2004, Exercise Price $47.50                                                            31,500
                MGIC Investment Corporation:
         200      Expiration December 2003, Exercise Price $50.00                                                           57,000
                Moody's Corporation:
         200      Expiration November 2003, Exercise Price $50.00                                                            7,500
                Morgan Stanley:
         600      Expiration October 2003, Exercise Price $45.00                                                            12,000
                NASDAQ - 100 Index Tracking Stock:
       1,000      Expiration December 2003, Exercise Price $31.00                                                          130,000
       1,900      Expiration December 2003, Exercise Price $33.00                                                          408,500
       1,000      Expiration January 2004, Exercise Price $29.00                                                            92,500
                Nordstrom, Inc.:
         200      Expiration January 2004, Exercise Price $25.00                                                            33,000
         100      Expiration April 2004, Exercise Price $25.00                                                              21,750
                Pactiv Corporation:
         400      Expiration November 2003, Exercise Price $17.50                                                            9,000
                PerkinElmer, Inc.:
         200      Expiration January 2004, Exercise Price $15.00                                                            25,500
                PETsMART, Inc.:
         200      Expiration October 2003, Exercise Price $17.50                                                             1,500
                The Philadelphia Semiconductor Index:
          50      Expiration December 2003, Exercise Price $320.00                                                          28,750
         100      Expiration December 2003, Exercise Price $400.00                                                         250,000
                The Philadelphia Stock Exchange Gold and Silver Index:
       1,100      Expiration November 2003, Exercise Price $90.00                                                          484,000
                The PHLX Housing Sector Index:
         200      Expiration December 2003, Exercise Price $250.00                                                          44,000
         400      Expiration December 2003, Exercise Price $270.00                                                         184,000
                Photon Dynamics, Inc.:
         400      Expiration October 2003, Exercise Price $22.50                                                             5,000
         200      Expiration January 2004, Exercise Price $30.00                                                            82,000
                Polaris Industries Inc.:
         300      Expiration December 2003, Exercise Price $70.00                                                           85,500
                Pulte Homes, Inc.:
         200      Expiration January 2004, Exercise Price $60.00                                                            37,500
                Radian Group Inc.:
         200      Expiration November 2003, Exercise Price $40.00                                                           17,500
         300      Expiration November 2003, Exercise Price $45.00                                                           78,750
                Redwood Trust, Inc.:
         200      Expiration October 2003, Exercise Price $40.00                                                             4,500
                Rent-A-Center, Inc.:
         250      Expiration December 2003, Exercise Price $30.00                                                           34,375
         220      Expiration March 2004, Exercise Price $30.00                                                              49,500
                Rohm and Haas Company:
         200      Expiration January 2004, Exercise Price $35.00                                                            56,000
         200      Expiration April 2004, Exercise Price $35.00                                                              70,000
                Ruby Tuesday, Inc.:
         120      Expiration October 2003, Exercise Price $17.50                                                             1,500
                The Russell 2000 Index:
         500      Expiration December 2003, Exercise Price $470.00                                                         745,000
       1,050      Expiration December 2003, Exercise Price $480.00                                                       1,947,750
                Ryder System Inc.:
         200      Expiration February 2004, Exercise Price $27.50                                                           26,500
                SanDisk Corporation:
         150      Expiration January 2004, Exercise Price $42.50                                                            19,875
                SBC Communications Inc.:
         400      Expiration January 2004, Exercise Price $22.50                                                            79,000
                Scientific-Atlanta, Inc.:
         250      Expiration December 2003, Exercise Price $30.00                                                           66,875
         100      Expiration December 2003, Exercise Price $35.00                                                           54,500
                Sears, Roebuck and Co.:
         400      Expiration January 2004, Exercise Price $35.00                                                            42,000
         100      Expiration January 2004, Exercise Price $40.00                                                            21,000
         100      Expiration January 2004, Exercise Price $42.50                                                            30,250
                Standard and Poor's 500 Index:
         450      Expiration December 2003, Exercise Price $900.00                                                         573,750
         475      Expiration December 2003, Exercise Price $925.00                                                         826,500
                Swift Transportation Co., Inc.:
         300      Expiration October 2003, Exercise Price $17.50                                                             3,750
         150      Expiration January 2004, Exercise Price $22.50                                                            24,375
                Symantec Corporation:
         500      Expiration October 2003, Exercise Price $45.00                                                             5,000
                Synovus Financial Corp.:
         200      Expiration November 2003, Exercise Price $25.00                                                           19,500
                Target Corporation:
         300      Expiration October 2003, Exercise Price $37.50                                                            30,000
                Telefonaktiebolaget LM Ericsson:
         700      Expiration October 2003, Exercise Price $10.00                                                             3,500
                Teradyne, Inc.:
         400      Expiration January 2004, Exercise Price $20.00                                                           128,000
                Terex Corporation:
         200      Expiration January 2004, Exercise Price $20.00                                                            50,500
         550      Expiration April 2004, Exercise Price $20.00                                                             166,375
                Thornburg Mortgage, Inc.:
         200      Expiration October 2003, Exercise Price $25.00                                                             8,500
         200      Expiration January 2004, Exercise Price $25.00                                                            30,500
                Tiffany & Co.:
         350      Expiration February 2004, Exercise Price $35.00                                                           82,250
                Trimeris, Inc.:
         600      Expiration October 2003, Exercise Price $35.00                                                           597,000
                Washington Mutual, Inc.:
         600      Expiration January 2004, Exercise Price $35.00                                                            39,000
         300      Expiration January 2004, Exercise Price $37.50                                                            38,250
                Waste Connections, Inc.:
          50      Expiration January 2004, Exercise Price $35.00                                                            11,000
                Wells Fargo & Company:
       1,500      Expiration October 2003, Exercise Price $50.00                                                            52,500
         200      Expiration January 2004, Exercise Price $50.00                                                            32,500
                Whirlpool Corporation:
         200      Expiration March 2004, Exercise Price $65.00                                                              90,000
                Williams-Sonoma, Inc.:
         100      Expiration November 2003, Exercise Price $27.50                                                           18,750
                Winnebago Industries, Inc.:
         200      Expiration January 2004, Exercise Price $45.00                                                            85,000
         100      Expiration April 2004, Exercise Price $45.00                                                              56,500
                Xilinx, Inc.:
         300      Expiration December 2003, Exercise Price $25.00                                                           38,250
                                                                                                                      ------------
                TOTAL PUT OPTIONS (Cost $17,001,544)                                                                    13,801,910
                                                                                                                      ------------

   SHARES
   ------
                PREFERRED STOCK -- 0.3%*<F19>
     285,300    Aura Systems, Inc.
                  (Acquired 3/31/2003 & 4/01/2003, Cost $2,425,000)**<F20>(4)<F25> (7)<F28> r<F21>                       1,369,440
         200    KCS Energy, Inc. (Acquired 2/20/2001, Cost $200,000)**<F20>(4)<F25> r<F21>                                 453,080
     525,738    Maxam Gold Corporation (Acquired 12/1997 - 4/1998, Cost $0)**<F20> r<F21>                                      526
                                                                                                                      ------------
                TOTAL PREFERRED STOCK (Cost $2,625,000)                                                                  1,823,046
                                                                                                                      ------------

                RIGHTS -- 0.0%
     898,364    Kenor ASA Rights:
                  Expiration October 2004, Exercise Price 4.75 NK(3)<F24>                                                   31,830
                                                                                                                      ------------
                TOTAL RIGHTS (Cost $51,836)                                                                                 31,830
                                                                                                                      ------------

                WARRANTS -- 1.5%*<F19>
     375,000    ADVENTRX Pharmaceuticals Inc.
                  Expiration February 2006, Exercise Price $0.60
                  (Acquired 2/07/2003, Cost $3,750)(4)<F25> r<F21>                                                         259,500
     350,000    Alamos Gold Inc.
                  Expiration July 2004, Exercise Price $0.56 CN
                  (Acquired 2/21/2003, Cost $7,000)(4)<F25> r<F21>                                                         335,229
     115,000    Almaden Minerals Ltd.
                  Expiration April 2004, Exercise Price $0.60 CN
                  (Acquired 4/02/2002, Cost $1,150)(4)<F25> r<F21>                                                          64,469
     578,500    Altius Minerals Corporation
                  Expiration July 2005, Exercise Price $2.00 CN
                  (Acquired 7/14/2003, Cost $5,785)(4)<F25> r<F21>                                                         126,464
      93,750    Apollo Gold Corporation
                  Expiration March 2004, Exercise Price $1.60
                  (Acquired 7/12/2002, Cost $938)(4)<F25> r<F21>                                                               938
     384,615    Aquiline Resources, Inc.
                  Expiration September 2004, Exercise Price $0.90 CN
                  (Acquired 9/03/2003, Cost $3,846)(4)<F25> r<F21>                                                           2,850
     100,000    Aurora Platinum Corp.
                  Expiration September 2004, Exercise Price $2.50 CN
                  (Acquired 9/03/2002, Cost $1,000)(4)<F25> r<F21>                                                             741
       1,785    Avigen, Inc.
                  Expiration November 2004, Exercise Price $28.00
                  (Acquired 11/11/1999, Cost $223)(4)<F25> r<F21>                                                                2
     250,000    Canarc Resource Corp.
                  Expiration September 2004, Exercise Price $0.50 CN
                  (Acquired 9/30/2002, Cost $2,500)(4)<F25> r<F21>                                                          63,267
     750,000    Cardero Resource Corp.
                  Expiration December 2003, Exercise Price $1.60 CN
                  (Acquired 12/27/2002, Cost $7,500)(4)<F25> r<F21>                                                          5,558
     196,850    Cardima, Inc.
                  Expiration August 2005, Exercise Price $1.91
                  (Acquired 8/09/2001, Cost $19,685)(4)<F25> r<F21>                                                         19,685
     312,499    Cardima, Inc.
                  Expiration August 2006, Exercise Price $0.90
                  (Acquired 8/05/2002, Cost $3,125)(4)<F25> r<F21>                                                           3,125
     250,000    Claude Resources, Inc.
                  Expiration January 2004, Exercise Price $1.85 CN
                  (Acquired 1/31/2003, Cost $2,500)(4)<F25> r<F21>                                                           1,853
   1,500,000    Cusac Gold Mines Limited
                  Expiration October 2004, Exercise Price $0.40 CN
                  (Acquired 10/24/2002, Cost $15,000)(4)<F25> r<F21>                                                        11,116
     600,000    Desert Sun Mining Corp.
                  Expiration August 2004, Exercise Price $0.50 CN
                  (Acquired 2/05/2003, Cost $6,000)(4)<F25> r<F21>                                                         367,261
     750,000    Desert Sun Mining Corp.
                  Expiration August 2004, Exercise Price $1.25 CN
                  (Acquired 2/18/2003, Cost $7,500)(4)<F25> r<F21>                                                          42,239
     500,000    East West Resource Corporation
                  Expiration May 2004, Exercise Price $0.15 CN
                  (Acquired 5/13/2002, Cost $5,000)(4)<F25> r<F21>                                                           3,705
     670,000    Farallon Resources Ltd.
                  Expiration April 2004, Exercise Price $0.40 CN
                  (Acquired 4/12/2002, Cost $6,700)(4)<F25> r<F21>                                                           4,965
     857,143    Franklin Lake Resources Inc.
                  Expiration November 2004, Exercise Price $0.50
                  (Acquired 11/04/2002, Cost $8,571)(4)<F25> r<F21>                                                          8,571
   1,000,000    Gateway Gold Corp.
                  Expiration September 2004, Exercise Price $1.25 CN
                  (Acquired 9/05/2003, Cost $10,000)(4)<F25> r<F21>                                                        711,401
     694,444    Golden Goliath Resources Ltd.
                  Expiration December 2004, Exercise Price $0.22 CN
                  (Acquired 12/13/2002, Cost $6,944)(4)<F25> r<F21>                                                          5,146
     250,000    Golden Star Resources Ltd.
                  Expiration December 2003, Exercise Price $0.70
                  (Acquired 12/19/2001, Cost $2,500)(4)<F25> r<F21>                                                        737,375
     250,000    Golden Star Resources Ltd.
                  Expiration December 2004, Exercise Price $1.50
                  (Acquired 12/11/2002, Cost $2,500)(4)<F25> r<F21>                                                        567,375
     800,000    Goldrea Resources Corp.
                  Expiration June 2004, Exercise Price $0.24 CN
                  (Acquired 12/31/2002, Cost $8,000)(4)<F25> r<F21>                                                          5,928
     650,000    Great Basin Gold Ltd.
                  Expiration January 2004, Exercise Price $1.80 CN
                  (Acquired 1/30/2003, Cost $6,500)(4)<F25> r<F21>                                                           4,817
     222,222    IMA Exploration Inc.
                  Expiration May 2004, Exercise Price $0.53 CN
                  (Acquired 5/23/2002, Cost $2,222)(4)<F25> r<F21>                                                         227,664
     531,915    IMA Exploration Inc.
                  Expiration September 2004, Exercise Price $0.55 CN
                  (Acquired 9/23/2002, Cost $5,319)(4)<F25> r<F21>                                                         537,059
      50,299    InSite Vision Incorporated
                  Expiration April 2004, Exercise Price $5.64
                  (Acquired 4/28/2000, Cost $50)(4)<F25> r<F21>                                                                 50
     650,000    International KRL Resources Corp.
                  Expiration October 2004, Exercise Price $0.20 CN
                  (Acquired 10/08/2002, Cost $6,500)(4)<F25> r<F21>                                                          4,817
   1,400,000    International PBX Ventures Ltd.
                  Expiration April 2004, Exercise Price $0.60 CN
                  (Acquired 4/17/2003, Cost $14,000)(4)<F25> r<F21>                                                         10,375
     375,000    Intrepid Minerals Corporation
                  Expiration May 2004, Exercise Price $0.55 CN
                  (Acquired 11/29/2002, Cost $3,750)(4)<F25> r<F21>                                                         23,621
     350,000    Intrepid Minerals Corporation
                  Expiration May 2004, Exercise Price $0.75 CN
                  (Acquired 5/27/2003, Cost $3,500)(4)<F25> r<F21>                                                           2,594
      75,000    Kirkland Lake Gold Inc.
                  Expiration December 2003, Exercise Price $1.30 CN
                  (Acquired 12/14/2001, Cost $750)(4)<F25> r<F21>                                                          122,272
      96,154    Kirkland Lake Gold Inc.
                  Expiration August 2005, Exercise Price $3.00 CN
                  (Acquired 8/08/2003, Cost $962)(4)<F25> r<F21>                                                               713
   1,000,000    Madison Enterprises Corp.
                  Expiration November 2004, Exercise Price $0.18 CN
                  (Acquired 11/05/2002, Cost $10,000)(4)<F25> r<F21>                                                         7,410
   1,000,000    Mag Silver Corporation
                  Expiration April 2005, Exercise Price $0.75 CN
                  (Acquired 4/15/2003, Cost $10,000)(4)<F25> r<F21>                                                        445,737
   1,071,429    Manhattan Minerals Corporation
                  Expiration May 2004, Exercise Price $0.75 CN
                  (Acquired 5/16/2003, Cost $10,714)(4)<F25> r<F21>                                                        200,876
     600,000    Maximus Ventures Ltd.
                  Expiration March 2005, Exercise Price $0.45 CN
                  (Acquired 3/04/2003, Cost $6,000)(4)<F25> r<F21>                                                           4,446
     950,000    Metallica Resources, Inc.
                  Expiration March 2005, Exercise Price $2.00 CN
                  (Acquired 3/11/2003, Cost $9,500)(4)<F25> r<F21>                                                           7,040
     147,220    Metalline Mining Co. Inc.
                  Expiration June 2006, Exercise Price $5.00
                  (Acquired 6/29/2001 & 10/08/2002, Cost $1,472)(4)<F25> r<F21>                                              1,472
      87,500    Neurobiological Technologies, Inc.
                  Expiration February 2004, Exercise Price $1.38
                  (Acquired 11/05/1999, Cost $88)(4)<F25> r<F21>                                                           361,375
     800,000    Northern Lion Gold Corp.
                  Expiration April 2004, Exercise Price $0.45 CN
                  (Acquired 4/28/2003, Cost $8,000)(4)<F25> r<F21>                                                         277,446
     464,699    Orezone Resources Inc.
                  Expiration July 2004, Exercise Price $0.30 CN
                  (Acquired 7/19/2002, Cost $4,647)(4)<F25> r<F21>                                                         174,764
     400,000    Orezone Resources Inc.
                  Expiration August 2004, Exercise Price $0.60 CN
                  (Acquired 2/27/2003, Cost $4,000)(4)<F25> r<F21>                                                          61,507
     500,000    Pillar Resources Inc.
                  Expiration February 2004, Exercise Price $0.55 CN
                  (Acquired 2/18/2003, Cost $5,000)(4)<F25> r<F21>                                                          76,513
     468,750    Platinum Group Metals Ltd.
                  Expiration December 2004, Exercise Price $0.75 CN
                  (Acquired 12/23/2002, Cost $4,688)(4)<F25> r<F21>                                                          3,474
     500,000    Radius Explorations Ltd.
                  Expiration January 2004, Exercise Price $0.55 CN
                  (Acquired 1/06/2003, Cost $5,000)(4)<F25> r<F21>                                                         252,881
   1,000,000    Redstar Gold Corp.
                  Expiration May 2004, Exercise Price $0.18 CN
                  (Acquired 5/31/2002, Cost $10,000)(4)<F25> r<F21>                                                          7,410
   1,000,000    Rimfire Minerals Corporation
                  Expiration April 2004, Exercise Price $0.45 CN
                  (Acquired 4/15/2002, Cost $10,000)(4)<F25> r<F21>                                                        252,325
     625,000    Ross River Minerals Inc.
                  Expiration November 2003, Exercise Price $0.35 CN
                  (Acquired 5/21/2002, Cost $6,250)(4)<F25> r<F21>                                                           4,632
     333,334    St. Jude Resources Ltd.
                  Expiration June 2004, Exercise Price $0.90 CN
                  (Acquired 12/03/2002, Cost $3,333)(4)<F25> r<F21>                                                         86,332
   2,000,000    SAMEX Mining Corp.
                  Expiration March 2004, Exercise Price $0.20 CN
                  (Acquired 3/05/2002, Cost $20,000)(4)<F25> r<F21>                                                        755,864
     125,000    Silver Standard Resources Inc.
                  Expiration October 2003, Exercise Price $3.00 CN
                  (Acquired 10/29/2001, Cost $1,250)(4)<F25> r<F21>                                                        546,519
      75,000    Silver Standard Resources Inc.
                  Expiration May 2004, Exercise Price $4.80 CN
                  (Acquired 5/10/2002, Cost $750)(4)<F25> r<F21>                                                           153,674
   1,750,000    South American Gold and Copper Company Limited
                  Expiration March 2004, Exercise Price $0.08 CN
                  (Acquired 3/28/2002, Cost $17,500)(4)<F25> r<F21>                                                         12,968
     500,000    Sultan Minerals Inc.
                  Expiration January 2004, Exercise Price $0.32 CN
                  (Acquired 1/18/2002, Cost $5,000)(4)<F25> r<F21>                                                           3,705
     333,333    Sunridge Gold Corp.
                  Expiration September 2005, Exercise Price $1.75 CN
                  (Acquired 9/12/2003, Cost $3,333)(4)<F25> r<F21>                                                          92,630
     500,000    Tumi Resources Limited
                  Expiration December 2004, Exercise Price $0.35 CN
                  (Acquired 12/13/2002, Cost $5,000)(4)<F25> r<F21>                                                        122,272
      62,500    Wheaton River Minerals Ltd.
                  Expiration May 2007, Exercise Price $1.65 CN
                  (Acquired 5/30/2002, Cost $625)(4)<F25> r<F21>                                                            29,480
     200,000    Xenolix Technologies, Inc.
                  Expiration February 2004, Exercise Price $2.00
                  (Acquired 2/04/2002, Cost $2,000)(4)<F25> r<F21>                                                             200
     233,333    Yamana Gold Inc.
                  Expiration July 2008, Exercise Price $1.50 CN
                  (Acquired 7/31/2003, Cost $2,333)(4)<F25> r<F21>                                                          47,810
                                                                                                                      ------------
                TOTAL WARRANTS (Cost $347,754)                                                                           8,273,507
                                                                                                                      ------------

 PRINCIPAL
   AMOUNT
 ---------
                CONVERTIBLE DEBENTURES -- 0.1%*<F19>
 $   300,000    Golden Phoenix Minerals, Inc. (Acquired 1/14/2000, Cost $300,000)(4)<F25> r<F21>                           603,978
                                                                                                                      ------------

                CORPORATE NOTES -- 2.0%*<F19>
     549,000    Canyon Resources Corporation
                  6.000%, 3/01/2005 (Acquired 3/03/2003, Cost $549,000)(4)<F25> r<F21>                                     634,054
                Globalstar LP/Capital:
  49,414,000      11.375%, 2/15/2004(7)<F28>                                                                             2,964,840
  23,299,000      11.250%, 6/15/2004(7)<F28>                                                                             1,397,940
  52,090,000      10.750%, 11/01/2004(7)<F28>                                                                            3,125,400
  35,930,000      11.500%, 6/01/2005(7)<F28>                                                                             2,155,800
                Itronics Inc.:
     250,000      12.000%, 5/14/2004 (Acquired 5/14/2001, Cost $250,000)(4)<F25> r<F21>                                    250,000
     380,000      12.000%, 10/24/2004 (Acquired 10/24/2001, Cost $380,000)(4)<F25> r<F21>                                  380,000
     100,000      12.000%, 3/15/2005 (Acquired 3/15/2002, Cost $100,000)(4)<F25> r<F21>                                    100,000
                                                                                                                      ------------
                TOTAL CORPORATE NOTES (Cost $11,051,091)                                                                11,008,034
                                                                                                                      ------------

                U.S. TREASURY OBLIGATIONS -- 55.1%*<F19>
                U.S. Treasury Notes:
   7,560,000      3.625%, 3/31/2004(5)<F26>                                                                              7,658,046
  33,700,000      3.375%, 4/30/2004(5)<F26>                                                                             34,159,432
  15,900,000      3.250%, 5/31/2004(5)<F26>                                                                             16,132,283
  28,000,000      2.875%, 6/30/2004(5)<F26>                                                                             28,385,000
  35,700,000      2.250%, 7/31/2004(5)<F26>                                                                             36,052,823
   1,400,000      6.000%, 8/15/2004                                                                                      1,459,664
  37,100,000      2.125%, 8/31/2004(5)<F26>                                                                             37,459,425
 $13,800,000      2.125%, 10/31/2004(5)<F26>                                                                            13,954,174
  27,800,000      2.000%, 11/30/2004(5)<F26>                                                                            28,085,589
  11,500,000      1.625%, 1/31/2005(5)<F26>                                                                             11,572,772
   9,762,000      1.625%, 4/30/2005                                                                                      9,819,196
  66,153,000      1.500%, 7/31/2005(5)<F26>                                                                             66,305,483
   8,600,000      2.000%, 8/31/2005(5)<F26>                                                                              8,692,717
   6,000,000      1.625%, 9/30/2005(5)<F26>                                                                              6,017,814
                                                                                                                      ------------
                TOTAL U.S. TREASURY NOTES (Cost $303,583,198)                                                          305,754,418
                                                                                                                      ------------

                SHORT TERM INVESTMENTS -- 10.9%*<F19>

                MUTUAL FUNDS -- 0.9%*<F19>
   5,026,944    Treasury Cash Series II                                                                                  5,026,944

                U.S. TREASURY OBLIGATIONS -- 10.0%*<F19>
                U.S. Treasury Bills:
   7,000,000      0.82%, 10/09/2003                                                                                      6,998,727
  29,012,000      0.80%, 10/16/2003                                                                                     29,002,275
  17,000,000      0.78%, 10/23/2003                                                                                     16,991,897
   2,500,000      0.75%, 10/30/2003                                                                                      2,498,490
                                                                                                                      ------------
                                                                                                                        55,491,389
                                                                                                                      ------------
                TOTAL SHORT-TERM INVESTMENTS (Cost $60,518,333)                                                         60,518,333
                                                                                                                      ------------
                TOTAL INVESTMENTS (Cost $479,315,613) (see note 1)                                                    $535,157,910
                                                                                                                      ------------
                                                                                                                      ------------

 CN - Canadian Dollars
 NK - Norwegian Kroner
ADR - American Depository Receipt
  *<F19>   Calculated as a percentage of net assets.
 **<F20>   Non-income producing security.
  r<F21>   Restricted security.
(1)<F22> Shares are held to cover all or a portion of a corresponding short position.
(2)<F23> Private placement issue (trades at a discount to market value of registered shares).
(3)<F24>   Foreign security.
(4)<F25>   Fair valued security.
(5)<F26> All or a portion of the securities have been committed as collateral for open short positions.
(6)<F27> Affiliated company during the fiscal year ended September 30, 2003. See Note 8 in Notes to the Financial Statements.
(7)<F28>   Security in default.

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2003

  SHARES                                                              VALUE
  ------                                                              -----
  34,600    Advanced Energy Industries, Inc.                      $    652,902
  30,000    Advanced Fibre Communications, Inc.                        628,500
  30,000    Alcatel SA - ADR                                           354,900
   5,000    AnnTaylor Stores Corporation                               160,700
  45,000    Applied Materials, Inc.                                    815,850
  12,000    Bank of America Corporation                                936,480
  55,000    BEA Systems, Inc.                                          662,200
  50,000    Bema Gold Corporation                                      127,500
  10,000    Bowater Incorporated                                       420,600
  45,000    Brunswick Corporation                                    1,155,600
  28,000    Business Objects S.A. - ADR                                698,600
  10,000    CarMax, Inc.                                               326,600
   7,500    CenturyTel, Inc.                                           254,175
  20,000    Check Point Software Technologies Ltd.                     336,000
  24,000    Citigroup Inc.                                           1,092,240
   8,000    Coach, Inc.                                                436,800
  49,000    The Coca-Cola Company                                    2,105,040
  22,000    Computer Associates International, Inc.                    574,420
  70,000    Consumer Staples Select Sector SPDR Fund                 1,422,400
  25,000    Convergys Corporation                                      458,500
  30,000    Credence Systems Corporation                               345,000
 235,000    DIAMONDS Trust, Series I                                21,885,550
  22,000    Dillard's, Inc. - Class A                                  307,560
  15,000    Duke Energy Corporation                                    267,150
 100,000    Eldorado Gold Corporation                                  262,000
  15,000    Eli Lilly and Company                                      891,000
  45,000    Equifax Inc.                                             1,002,150
  27,500    Ethan Allen Interiors Inc.                                 990,000
  47,000    Fannie Mae                                               3,299,400
 160,000    Financial Select Sector SPDR Fund                        4,064,000
  85,000    Ford Motor Company                                         915,450
  55,000    Freddie Mac                                              2,879,250
  75,000    General Electric Company                                 2,235,750
  25,000    General Motors Corporation                               1,023,250
   2,000    The Goldman Sachs Group, Inc.                              167,800
  17,500    Goodrich Corporation                                       424,200
  30,000    The Goodyear Tire & Rubber Company                         197,100
  22,000    GreenPoint Financial Corp.                                 656,920
  15,000    Harley-Davidson, Inc.                                      723,000
  21,000    Hasbro, Inc.                                               392,280
  30,000    Iron Mountain Incorporated                               1,077,000
  30,000    JDA Software Group, Inc.                                   444,300
  22,000    J.P. Morgan Chase & Co.                                    755,260
  20,000    Juniper Networks, Inc.                                     299,800
  10,000    KB HOME                                                    596,600
  26,000    KLA-Tencor Corporation                                   1,339,260
  12,500    Kohl's Corporation                                         668,750
  12,500    Lamar Advertising Company                                  368,250
  20,000    Lehman Brothers Holdings Inc.                            1,381,600
  20,000    MBIA Inc.                                                1,099,400
  63,000    MBNA Corporation                                         1,436,400
  10,000    M.D.C. Holdings, Inc.                                      540,000
   4,500    Mentor Corporation                                         102,600
   3,000    Merrill Lynch & Co., Inc.                                  160,590
   6,000    MGIC Investment Corporation                                312,420
  15,000    Microchip Technology Incorporated                          359,400
  14,000    Morgan Stanley                                             706,440
 255,000    Nasdaq-100 Index Tracking Stock                          8,267,100
  12,500    Navistar International Corporation                         466,000
  65,000    Nokia Oyj - ADR                                          1,014,000
  35,000    NorthWestern Corporation                                    10,500
  12,000    Novellus Systems, Inc.                                     402,840
  40,000    NVIDIA Corporation                                         636,440
  25,000    Penn National Gaming, Inc.                                 533,000
  25,000    Pentair, Inc.                                              996,750
  13,000    Pitney Bowes Inc.                                          498,160
  38,000    The PMI Group, Inc.                                      1,282,500
   5,000    Pulte Homes, Inc.                                          340,050
  14,000    Radian Group Inc.                                          621,600
  21,250    Rent-A-Center, Inc.                                        684,675
   5,000    The Ryland Group, Inc.                                     365,550
  15,000    Scientific-Atlanta, Inc.                                   467,250
  80,000    The Shaw Group Inc.                                        840,800
  17,000    Sola International Inc.                                    272,000
 230,000    SPDR Trust Series 1                                     22,988,500
  30,000    Sprint Corporation                                         453,000
  50,000    Tellabs, Inc.                                              339,500
  30,000    Terex Corporation                                          555,900
  37,000    Wal-Mart Stores, Inc.                                    2,066,450
  26,000    The Walt Disney Company                                    524,420
  32,500    Waste Connections, Inc.                                  1,140,425
   6,000    Whirlpool Corporation                                      406,620
  27,500    Williams-Sonoma, Inc.                                      741,950
   8,000    Winnebago Industries, Inc.                                 356,640
                                                                  ------------
            TOTAL SECURITIES SOLD SHORT (Proceeds $111,099,705)   $115,469,507
                                                                  ------------
                                                                  ------------

                     See notes to the financial statements.

PRUDENT GLOBAL INCOME FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

   SHARES                                                              VALUE
   ------                                                              -----
                    COMMON STOCKS -- 12.8%

                    CANADA -- 6.1%
     445,000        Central Fund of Canada Limited - Class A
                      (Acquired 2/14/2003,
                      Cost $1,998,050)(1)<F30> (3)<F32> r<F29>    $  1,804,253
     400,000        Chesapeake Gold Corp.(2)<F31>                      889,251
   1,848,300        Crystallex International Corporation(2)<F31>     4,251,090
     495,000        Glamis Gold Ltd.(2)<F31>                         6,845,600
     458,000        IAMGOLD Corporation                              2,833,969
     300,000        Kirkland Lake Gold Inc.(2)<F31>                    778,095
     755,000        Metallic Ventures Gold Inc.(2)<F31>              3,440,846
     299,000        Placer Dome Inc.                                 4,111,250
     499,100        Western Silver Corporation(2)<F31>               1,836,688
     812,500        Wolfden Resources Inc.(2)<F31>                   2,378,284
                                                                  ------------
                                                                    29,169,326
                                                                  ------------

                    CHANNEL ISLANDS -- 0.6%
     130,000        Randgold Resources Limited - ADR(2)<F31>         2,990,000
                                                                  ------------

                    NORWAY -- 0.8%
   5,009,000        Kenor ASA(2)<F31>                                3,585,007
                                                                  ------------

                    SOUTH AFRICA -- 3.5%
     195,000        AngloGold Limited - ADR                          7,351,500
      50,000        ASA Ltd.                                         2,122,500
     300,000        Durban Roodepoort Deep Limited - ADR(2)<F31>       858,000
     257,000        Gold Fields Limited - ADR                        3,641,690
     210,000        Harmony Gold Mining Company Limited - ADR        3,042,900
                                                                  ------------
                                                                    17,016,590
                                                                  ------------

                    SWEDEN -- 0.6%
   4,365,500        Riddarhyttan Resources AB(2)<F31>                2,906,420
                                                                  ------------

                    UNITED STATES -- 1.2%
     150,000        Newmont Mining Corporation                       5,863,500
                                                                  ------------

                    TOTAL COMMON STOCK (Cost $48,732,232)           61,530,843
                                                                  ------------

                    PREFERRED STOCK -- 0.2%
     109,900        Freeport-McMoRan Copper & Gold, Inc.(2)<F31>       994,595
                                                                  ------------
                    TOTAL PREFERRED STOCK (Cost $876,453)              994,595
                                                                  ------------

                    RIGHTS -- 0.0%
     910,727        Kenor ASA Rights:
                      Expiration October 2003,
                      Exercise Price 4.75 NK(2)<F31>                    32,268
                                                                  ------------
                    TOTAL RIGHTS (Cost $104,113)                        32,268
                                                                  ------------

   OUNCES
   ------
                    COMMODITIES -- 0.8%
      10,096        Gold Bullion(1)<F30> (2)<F31>                    3,844,559
                                                                  ------------
                    TOTAL COMMODITIES (Cost $3,094,451)              3,844,559
                                                                  ------------

 PRINCIPAL
   AMOUNT
 ---------
                    CORPORATE NOTES -- 1.4%
$  7,000,000        UBS AG
                      0.00%, 8/29/2008(1)<F30>                       6,860,000
                                                                  ------------
                    TOTAL CORPORATE NOTES (Cost $7,000,000)          6,860,000
                                                                  ------------

                    U.S. TREASURY OBLIGATIONS -- 8.5%
                    U.S. Treasury Notes:
   3,000,000          2.00%, 11/30/2004                              3,030,819
  37,400,000          2.00%, 8/31/2005                              37,803,209
                                                                  ------------
                    TOTAL U.S. TREASURIES (Cost $40,749,884)        40,834,028
                                                                  ------------

                    FOREIGN TREASURY OBLIGATIONS -- 63.6%

                    CANADA -- 4.8%
                    Canadian Government Bonds:
  16,795,000   CD     4.25%, 12/01/2004                             12,668,964
  14,016,000   CD     3.50%, 6/01/2005                              10,503,717
                                                                  ------------
                                                                    23,172,681
                                                                  ------------

                    DENMARK -- 3.5%
                    Kingdom of Denmark Bonds:
   7,250,000   DK     5.00%, 11/15/2003                              1,140,566
  61,835,000   DK     4.00%, 11/15/2004                              9,887,859
  33,425,000   DK     5.00%, 8/15/2005                               5,482,613
                                                                  ------------
                                                                    16,511,038
                                                                  ------------

                    FINLAND -- 0.5%
                    Finnish Government Bond:
   1,970,000   EU     9.50%, 3/15/2004                               2,368,375
                                                                  ------------

                    FRANCE -- 12.0%
                    French Treasury Notes:
  12,312,000   EU     3.50%, 7/12/2004                              14,499,625
   1,200,000   EU     6.75%, 10/25/2004                              1,463,965
   8,937,000   EU     7.50%, 4/25/2005                              11,225,086
  23,650,000   EU     7.75%, 10/25/2005                             30,450,489
                                                                  ------------
                                                                    57,639,165
                                                                  ------------

                    GERMANY -- 12.0%
                    Bundesrepub.Deutschland:
   7,815,000   EU     7.50%, 11/11/2004                              9,636,720
  26,758,000   EU     7.38%, 1/03/2005                              33,156,635
                    Bundesschatzanweisungen:
  12,730,000   EU     4.25%, 3/12/2004                              14,962,884
                                                                  ------------
                                                                    57,756,239
                                                                  ------------

                    NORWAY -- 3.4%
                    Norwegian Government Bond:
 112,813,000   NK     5.75%, 11/30/2004                             16,488,902
                                                                  ------------

                    SINGAPORE -- 4.7%
                    Singapore Government Bond:
  36,373,000   SD     4.38%, 10/15/2005                             22,395,714
                                                                  ------------

                    SWEDEN -- 3.4%
                    Swedish Government Bonds:
   5,000,000   SK     5.00%, 1/15/2004                                 650,193
 114,740,000   SK     6.00%, 2/09/2005                              15,416,046
                                                                  ------------
                                                                    16,066,239
                                                                  ------------

                    SWITZERLAND -- 19.3%
                    Swiss Government Bonds:
  48,398,000   SF     4.50%, 10/07/2004                             38,167,537
  67,580,000   SF     5.50%, 1/06/2005                              54,494,883
                                                                  ------------
                                                                    92,662,420
                                                                  ------------
                    TOTAL FOREIGN TREASURY OBLIGATIONS
                      (Cost $284,689,366)                          305,060,773
                                                                  ------------

                    SHORT-TERM INVESTMENTS -- 11.6%

                    U.S. TREASURIES -- 10.6%
                    U.S. Treasury Bills:
   8,000,000          0.83%, 10/09/2003                              7,998,516
  36,024,000          0.81%, 10/16/2003                             36,011,767
   7,000,000          0.78%, 10/23/2003                              6,996,663
                                                                  ------------
                                                                    51,006,946
                                                                  ------------

   SHARES
   ------
                    MUTUAL FUNDS -- 1.0%
   4,596,475        Treasury Cash Series II                          4,596,475
                                                                  ------------
                    TOTAL SHORT-TERM INVESTMENTS
                      (Cost $55,603,421)                            55,603,421
                                                                  ------------
                    TOTAL INVESTMENTS
                      (Cost $440,849,920) -- 98.9%                 474,760,487
                    Other Assets less Liabilities -- 1.1%            5,343,563
                                                                  ------------
                    Total Net Assets -- 100.0%                    $480,104,050
                                                                  ------------
                                                                  ------------

ADR - American Depository Receipt
 CD - Canadian Dollars
 NK - Norwegian Kroner
 EU - European Monetary Unit
 DK - Danish Krone
 SD - Singapore Dollars
 SF - Swiss Francs
 SK - Swedish Krona
  r<F29>   Restricted security.
(1)<F30>   Fair valued investment.
(2)<F31>   Non-income producing security.
(3)<F32> Private placement issue (trades at a discount to market value of registered shares).

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2003

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Prudent Bear Funds, Inc. (the "Company") was incorporated on October 25, 1995, as a Maryland Corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Company currently consists of three series: thePrudent Bear Fund, the Prudent Global Income Fund (formerly the Prudent Safe Harbor
     Fund) and the Prudent Bear Large Cap Fund (each a "Fund" and collectively the "Funds"). As of September 30, 2003, the Prudent Bear Large Cap Fund had not commenced operations. The investment objectives of the Funds are set forth below.

     The investment objective of the Prudent Bear Fund is capital appreciation, which it seeks to obtain primarily through short sales of equity securities when overall market valuations are high, and through long positions in value-oriented equity securities when overall market valuations are low. The Prudent Bear Fund commenced operations on December 28, 1995.

     The Prudent Bear Fund has issued two classes of shares: No Load and Class C shares. The No Load shares are subject to a 0.25% 12b-1 fee, while the Class C shares are subject to a 1.00% 12b-1 fee, as described in accordance with the Fund's prospectuses. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares.

     The investment objective of the Prudent Global Income Fund is current income and capital appreciation through investments primarily in liquid securities issued by major industrialized nations, and equity securities of companies that mine gold and gold bullion. The Prudent Global Income Fund commenced operations on February 2, 2000.

     The investment objective of the Prudent Bear Large Cap Fund is capital appreciation in declining equity markets, which it seeks to obtain primarily through short sales of equity securities as well as selling futures contracts and purchasing put options on stock indices. The Prudent Bear Large Cap Fund had not commenced operations as of September 30, 2003.

     The following is a summary of significant accounting policies consistently followed by the Funds.

     a) Investment Valuation - Common stocks, preferred stocks and securities sold short that are listed on a securities exchange or quoted on the NASDAQ Stock Market are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid price. Mutual fund investments are valued at the net asset value on the day the valuation is made. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Directors. At September 30, 2003, such investments represent 13.0% and 2.6% of net assets, at value, in the Prudent Bear Fund and the Prudent Global Income Fund, respectively. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     b) Short Positions - The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Funds are liable for any dividends paid on securities sold short. The Prudent Bear Fund's receivables from brokers for proceeds on securities sold short are with two major security dealers. The Funds do not require the brokers to maintain collateral in support of these receivables.

     c) Written Option Accounting - The Funds write (sell) put and call options. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund's basis in the underlying security will be reduced by the premium originally received.

     d) Collateral on Short Sales, Written Options and Futures Contracts - As collateral for short positions, written options and futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash or liquid securities. For short positions, this collateral must equal the market value of the securities sold short. For written options, this collateral must equal the market value of the purchase obligation for put options or the market value of the instrument underlying the contract for call options. For futures contracts, this collateral must equal the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract for short futures contracts. All collateral is required to be adjusted daily.

     e) Federal Income Taxes - No provision for federal income taxes has been made since the Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Funds intend to make all required distributions to avoid being liable for federal excise taxes.

     f) Purchased Option Accounting - Premiums paid for option contracts purchased are included in the Statements of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put option contracts are held by the Funds for trading purposes and call option contracts are held by the Funds for trading and hedging purposes.

     g) Distributions to Shareholders - Dividends from net investment income are declared and paid annually for the Prudent Bear Fund and quarterly for the Prudent Global Income Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually for both Funds.

     h) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     i) Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income for the Prudent Bear Fund includes $783,541 of interest earned on receivables from brokers for proceeds on securities sold short. There was no interest earned on receivables from brokers for proceeds on securities sold short for the Prudent Global Income Fund. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

     j) Futures Contracts and Options on Futures Contracts - The Prudent Bear Fund may purchase and sell stock index futures contracts and options on such futures contracts, while the Prudent Global Income Fund may purchase and sell debt futures contracts and options on such futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     k) Risks of Options, Futures Contracts and Options onFutures Contracts - The risks inherent in the use of options, futures contracts, and options on futures contracts include: 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract.

     l) Restricted Securities - The Prudent Bear Fund and the Prudent Global Income Fund own investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Funds have the right to include these securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities. At September 30, 2003, the Prudent Bear Fund and the Prudent Global Income Fund had restricted securities with an aggregate market value of $72,240,997 and $1,804,253, respectively, representing 13.0% and 0.4% of the net assets of the Prudent Bear Fund and the Prudent Global Income Fund, respectively.

     m) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     n) Foreign Currency Translations - The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of debt securities and payables and receivables arising from trade date and settlement date differences.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Funds were as follows:

Prudent Bear Fund

No Load Shares:

                                                          Year Ended
                                                      September 30, 2003
                                                ------------------------------
                                                       $             Shares
                                                --------------    ------------
     Shares sold                                $1,067,549,675     148,758,054
     Shares issued to holders in
       reinvestment of dividends                    23,321,085       3,151,498
     Shares redeemed                              (973,052,388)   (135,465,937)
                                                --------------    ------------
     Net increase                               $  117,818,372      16,443,615
                                                --------------
                                                --------------
     Shares Outstanding:
        Beginning of Period                                         62,710,598
                                                                  ------------
        End of Period                                               79,154,213
                                                                  ------------
                                                                  ------------

Class C Shares:

                                                          Year Ended
                                                      September 30, 2003
                                                ------------------------------
                                                       $             Shares
                                                --------------    ------------
     Shares sold                                $   14,532,097       2,060,853
     Shares issued to holders in
       reinvestment of dividends                       297,273          40,890
     Shares redeemed                                (7,698,430)     (1,110,191)
                                                --------------    ------------
     Net increase                               $    7,130,940         991,552
                                                --------------
                                                --------------
     Shares Outstanding:
        Beginning of Period                                            962,921
                                                                  ------------
        End of Period                                                1,954,473
                                                                  ------------
                                                                  ------------

No Load Shares:

                                                          Year Ended
                                                      September 30, 2002
                                                ------------------------------
                                                       $             Shares
                                                --------------    ------------
     Shares sold                                  $868,787,535     129,021,398
     Shares issued to holders in
       reinvestment of dividends                     4,078,790         853,303
     Shares redeemed                              (632,946,808)    (96,269,651)
                                                  ------------     -----------
     Net increase                                 $239,919,517      33,605,050
                                                  ------------
                                                  ------------
     Shares Outstanding:
        Beginning of period                                         29,105,548
                                                                   -----------
        End of period                                               62,710,598
                                                                   -----------
                                                                   -----------

Class C Shares:

                                                          Year Ended
                                                      September 30, 2002
                                                ------------------------------
                                                       $             Shares
                                                --------------    ------------
     Shares sold                                $    8,457,907       1,333,601
     Shares issued to holders in
       reinvestment of dividends                        63,278          13,435
     Shares redeemed                                (3,640,215)       (610,467)
                                                --------------    ------------
     Net increase                               $    4,880,970         736,569
                                                --------------
                                                --------------
     Shares Outstanding:
        Beginning of period                                            226,352
                                                                  ------------
        End of period                                                  962,921
                                                                  ------------
                                                                  ------------

Prudent Global Income Fund
                                                          Year Ended
                                                      September 30, 2003
                                                ------------------------------
                                                       $             Shares
                                                --------------    ------------
     Shares sold                                $  811,551,274      68,745,885
     Shares issued to holders in
       reinvestment of dividends                     9,017,796         759,591
     Shares redeemed                              (495,329,899)    (42,372,624)
                                                --------------    ------------
     Net increase                               $  325,239,171      27,132,852
                                                --------------
                                                --------------
     Shares Outstanding:
        Beginning of Period                                         11,315,064
                                                                  ------------
        End of Period                                               38,447,916
                                                                  ------------
                                                                  ------------

                                                          Year Ended
                                                      September 30, 2002
                                                ------------------------------
                                                       $             Shares
                                                --------------    ------------
     Shares sold                                $  226,790,135      20,888,291
     Shares issued to holders in
       reinvestment of dividends                     1,673,306         156,127
     Shares redeemed                              (134,136,115)    (12,341,915)
                                                --------------    ------------
     Net increase                               $   94,327,326       8,702,503
                                                --------------
                                                --------------
     Shares Outstanding:
        Beginning of period                                          2,612,561
                                                                  ------------
        End of period                                               11,315,064
                                                                  ------------
                                                                  ------------

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, options and short positions, by the Funds for the periods ended September 30, 2003, were as follows:

                               Prudent Bear Fund     Prudent Global Income Fund
                               -----------------     --------------------------
     Purchases                    $556,523,785              $573,897,211
     Sales                        $552,369,755              $306,689,628

     In addition to these amounts were purchases and sales of long-term U.S. government securities, for the periods ended September 30, 2003, as follows:

                               Prudent Bear Fund     Prudent Global Income Fund
                               -----------------     --------------------------
     Purchases                    $470,722,278              $268,768,875
     Sales                        $449,472,844              $257,708,674

     At September 30, 2003, the components of accumulated earnings (losses) on a tax basis were as follows:

                                              Prudent Bear Fund      Prudent Global Income Fund
                                              -----------------      --------------------------
     Cost of investments                         $516,477,261               $441,110,666
                                                 ------------               ------------
                                                 ------------               ------------
     Gross unrealized appreciation               $ 77,722,632               $ 35,397,466
     Gross unrealized depreciation                (59,041,983)                (1,747,645)
                                                 ------------               ------------
     Net unrealized appreciation                 $ 18,680,649               $ 33,649,821
                                                 ------------               ------------
                                                 ------------               ------------
     Undistributed ordinary income               $ 26,261,179               $  2,039,445
     Undistributed long-term capital gain                  --                    590,494
                                                 ------------               ------------
     Total distributable earnings                $ 26,261,179               $  2,629,939
                                                 ------------               ------------
                                                 ------------               ------------
     Other accumulated gains (losses)            $(85,696,297)              $    404,523
                                                 ------------               ------------
     Total accumulated earnings (losses)         $(40,754,469)              $ 36,684,283
                                                 ------------               ------------
                                                 ------------               ------------

     The cost basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales and mark-to-market cost basis adjustments for investments in foreign passive investment companies (PFICs) for tax purposes. Undistributed ordinary income of the Prudent Bear Fund for tax purposes at September 30, 2003 takes into consideration the currently estimated effects of mark-to-market tax basis adjustments for PFIC investments, and these estimates may change upon final determination for tax purposes.

     The tax character of distributions paid during the years ended September 30, 2003 and 2002 was as follows:

     Prudent Bear Fund                          2003                2002
                                                ----                ----
     Ordinary income                        $14,857,836          $4,788,817
     Long-term capital gain                  12,688,038                  --
                                            -----------          ----------
                                            $27,545,874          $4,788,817
                                            -----------          ----------
                                            -----------          ----------

     Prudent Global Income Fund                 2003                2002
                                                ----                ----
     Ordinary income                         $8,081,820          $1,861,639
     Long-term capital gain                   1,583,569                  --
                                             ----------          ----------
                                             $9,665,389          $1,861,639
                                             ----------          ----------
                                             ----------          ----------

     The Prudent Bear Fund realized, on a tax basis, post October losses through September 30, 2003 of $77,751,801 which are not recognized for tax purposes until the first day of the following fiscal year, and also has capital loss carryovers of $2,974,983 which expire in 2011.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Funds have entered into Investment Advisory Agreements with David W. Tice & Associates, Inc. Pursuant to its advisory agreements with the Funds, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% and 0.75% for the Prudent Bear Fund and the Prudent Global Income Fund, respectively, as applied to the Funds' daily net assets. Certain officers of the Adviser are also officers of the Funds.

     U.S. BancorpFund Services, LLC ("U.S. Bancorp") serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

5.   EXPENSE REDUCTIONS

     The Adviser had directed certain of the Funds' portfolio trades to brokers at best price and execution and has generated directed brokerage credits to reduce certain U.S. Bancorp service provider fees. Shareholders benefit under this arrangement as the net expenses of the Funds do not include such service provider fees. For the period ended September 30, 2003, the Prudent Bear Fund's expenses were reduced by $160,215 by utilizing directed brokerage credits resulting in an expense ratio, before dividends on short positions, of 1.83% and 2.58% being charged to Prudent Bear Fund No Load shareholders and Class C shareholders, respectively. In accordance with Securities and Exchange Commission requirements, such amount, when incurred, is required to be shown as an expense and will be included in each of the U.S. Bancorp fees in the Statements of Operations.

6.   FUTURES CONTRACTS

     At September 30, 2003, the Prudent Bear Fund had entered into stock index futures contracts. The net unrealized appreciation of $4,814,700 is included in the net unrealized appreciation/depreciation section of the accompanying financial statements. The terms of the open contracts are as follows:

     Number of Contracts    Underlying Instrument    MarketValue of Underlying Instrument   Unrealized Appreciation
     -------------------    ---------------------    ------------------------------------   -----------------------
            (618)           S&P 500 Index Futures               $(153,588,450)                     $4,814,700
                            December 2003

7.   OPTION CONTRACTS WRITTEN

     The premium amount and the number of option contracts written for the Prudent Bear Fund during the period ended September 30, 2003, were as follows:

                                            Premium Amount   Number of Contracts
                                            --------------   -------------------
     Options outstanding
       at September 30, 2002                  $      --                --
     Options written                            399,494             6,000
     Options closed                            (155,876)             (300)
     Options exercised                               --                --
     Options expired                           (243,618)           (5,700)
                                              ---------            ------
     Options outstanding
       at September 30, 2003                  $      --                --
                                              ---------            ------
                                              ---------            ------

8.   TRANSACTIONS WITH AFFILIATES

     The following companies are affiliated with the Prudent Bear Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from October 1, 2002 through September 30, 2003. Such companies are defined in Section (2)(a)(3) of the Investment Company Act of 1940:

                                     SHARE                                        SHARE
                                   BALANCE AT                                   BALANCE AT                     REALIZED
                                   OCTOBER 1,                                 SEPTEMBER 30,                     GAINS
SECURITY NAME                         2002        PURCHASES        SALES           2003           DIVIDENDS    (LOSSES)
-------------                      ----------     ---------        -----      -------------       ---------    -------
Alamos Gold Inc.                    2,533,334      1,333,334      3,866,668             --             --             --
Altius Minerals Corporation*<F33>     800,000      1,157,000             --      1,957,000             --             --
Aura Systems, Inc.                 22,604,200             --             --     22,604,200             --             --
Banro Corporation                     883,600             --        632,800        250,800             --     $  636,324
Canarc Resource Corp.*<F33>         5,362,000      4,140,000             --      9,502,000             --             --
Candente Resource Corp.*<F33>       2,605,700      2,087,850             --      4,693,550             --             --
Cardero Resource Corp.                     --      2,492,100             --      2,492,100             --             --
Cardima, Inc.                       5,014,264        393,701      4,772,598        635,367             --        (70,332)
Chesapeake Gold Corp.               1,502,200             --        789,900        712,300             --        933,333
Desert Sun Mining Corp.                    --      2,500,000             --      2,500,000             --             --
Dundee Precious Metals, Inc.           73,700             --         73,700             --             --        539,207
Dynatec Corporation                 8,378,800        368,000      8,746,800             --             --      2,046,207
Franklin Lake Resources Inc.               --        857,143             --        857,143             --             --
Gateway Gold Corp.*<F33>                   --      1,000,000             --      1,000,000             --             --
Golden Goliath Resources Ltd.         800,000      1,388,888        800,000      1,388,888             --             --
Goldrea Resources Corp.                    --        800,000             --        800,000             --             --
IMA Exploration Inc.*<F33>          2,391,137        818,500        325,000      2,884,637             --        346,524
International KRL
  Resources Corp.                          --      1,300,000             --      1,300,000             --             --
International Uranium
  Corporation                       3,315,000             --             --      3,315,000             --             --
IRIDEX Corporation                    389,741         32,800         48,300        374,241             --       (101,951)
KleenAir Systems, Inc.*<F33>        2,686,500        454,545             --      3,141,045             --             --
Madison Enterprises Corp.           3,500,000      3,750,000             --      7,250,000             --             --
Mag Silver Corporation*<F33>               --      2,000,000             --      2,000,000             --             --
Maximus Ventures Ltd.                      --        600,000             --        600,000             --             --
Metallica Resources, Inc.                  --      1,900,000             --      1,900,000             --             --
Metalline Mining Co. Inc.             700,000        166,667        100,000        766,667             --             --
Nevada Pacific Gold Ltd.            2,001,000        500,000        501,000      2,000,000             --         46,823
Northern Lion Gold Corp*<F33>              --      1,600,000             --      1,600,000             --             --
Northern Orion
  Resources, Inc.                          --     14,364,500     12,928,050      1,436,450             --             --
Orezone Resources Inc.              5,669,450        800,000             --      6,469,450             --             --
Pelangio Mines Inc.*<F33>           5,042,500             --             --      5,042,500             --             --
Pillar Resources Inc.                      --      1,000,000             --      1,000,000             --             --
Platinum Group Metals Ltd.          1,514,500      1,070,500             --      2,585,000             --             --
Radius Explorations Ltd.                   --      1,500,000             --      1,500,000             --             --
Redstar Gold Corp.                  1,000,000             --             --      1,000,000             --             --
Rimfire Minerals Corporation        1,220,000             --             --      1,220,000             --             --
Ross River Minerals Inc.              625,000             --             --        625,000             --             --
St. Jude Resources Ltd.                    --      1,666,667             --      1,666,667             --             --
Sultan Minerals Inc.                2,333,333      1,097,833      1,754,833      1,676,333             --         26,008
Tumi Resources Limited                     --        500,000             --        500,000             --             --
Tyhee Development Corp.               650,000        650,000         31,500      1,268,500             --          9,831
Western Silver Corporation          2,432,800         69,200        752,300      1,749,700             --        618,726
                                                                                                    -----     ----------
                                                                                                       --     $5,030,700
                                                                                                    -----     ----------
                                                                                                    -----     ----------

*<F33>  Affiliated as of September 30, 2003.

9.   SERVICE AND DISTRIBUTION PLAN

     The Funds have adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Funds' average daily net assets for the Prudent Bear No Load shares and Prudent Global Income Fund and up to 1.00% for the Prudent Bear Class C shares. The currently approved rate for the Prudent Bear No Load shares and the Prudent Global Income Fund is 0.25% of average daily net assets. The currently approved rate for the Prudent Bear Class C shares is 1.00% of average daily net assets. Payments made pursuant to the Plans may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Prudent Bear Fund incurred $1,198,319 for the No Load Shares and $96,501 for the Class C Shares pursuant to the Plans for the period ended September 30, 2003. The Prudent Global Income Fund incurred $724,152 pursuant to the Plan for the period ended September 30, 2003.

10.  OTHER BUSINESS

     Effective November 14, 2003 the Funds amended the non-fundamental investment restrictions to limit investments in warrants to 5% of each Fund's net assets.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Prudent Bear Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudent Bear Fund and Prudent Global Income Fund (constituting Prudent Bear Funds, Inc., hereafter referred to as the "Funds") at September 30, 2003, and the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
November 14, 2003

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors. Information pertaining to the Directors and Officers of the Funds are set forth below. The SAI includes additional information about the Funds' Directors and Officers and is available, without charge, upon request by calling 1-800-711-1848.

                                                                                             # OF
                                                                                             PORTFOLIOS
                                                                                             IN FUND           OTHER
                                             TERM OF             PRINCIPAL                   COMPLEX           DIRECTORSHIPS
                           POSITIONS(S)      OFFICE AND          OCCUPATION                  OVERSEEN          HELD BY
                           HELD WITH         LENGTH OF           DURING PAST                 BY DIRECTOR       DIRECTOR
NAME, ADDRESS AND AGE      THE FUND          TIME SERVED         FIVE YEARS                  OR OFFICER        OR OFFICER
---------------------      ------------      -----------         -----------                 -----------       -------------
David W. Tice*<F34>        Director,         Director -          President of                     2            Prudent
43-46 Norre Gade           President         Indefinite,         David W. Tice                                 Global Gold
Suite 137                  and               since 1995;         & Associates,                                 Fund
Charlotte Amalie,          Treasurer         President -         LLC, the adviser
St. Thomas, U.S.                             1 yr term,          of the Funds;
Virgin Islands 00802                         since 1995;         President of David
Age: 49                                      Treasurer -         W. Tice & Associates,
                                             1 yr term,          Inc., BTN Research,
                                             since 1995          Inc. and Behind the
                                                                 Numbers, LLC;
                                                                 Partner & Employee,
                                                                 ISS, LLLP

David Eric Luck            Independent       Indefinite,         President of                     2            None
9223 Club Glen Drive       Director          since 1995          Redstone Oil &
Dallas, TX  75243                                                Gas Company
Age: 49                                                          since 1988

Kim Evans                  Independent       Indefinite,         Private investor                 2            None
1829 Claridge Court        Director          since 2000
Maitland, FL  32751
Age: 58

Gregg Jahnke*<F34>         Director,         Director -          Analyst and                      2            None
8140 Walnut Hill Lane      Vice              Indefinite,         senior strategist
Suite 300                  President,        since 1995          for David W.
Dallas, TX  75231          Secretary         (resigned           Tice &
Age: 45                                      May 29,             Associates, Inc.
                                             2002 and
                                             reinstated
                                             September
                                             23, 2002);
                                             Vice President
                                             - 1 yr term,
                                             since 1995;
                                             Secretary -
                                             1 yr term,
                                             since 1995

Edmund M. McCarthy         Director          Indefinite,         Principal,                       2            None
6060 SW 85th Street                          since 2002          President and
Miami, FL 33143                                                  CEO of
Age: 68                                                          Financial Risk
                                                                 Management
                                                                 Advisors Co.

*<F34> Denotes a director who is an "interested person" as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

INVESTMENT ADVISER
   DAVID W. TICE & ASSOCIATES, LLC
   43-46 NORRE GADE, SUITE 137
   CHARLOTTE AMALIE, ST. THOMAS, U.S. VIRGIN ISLANDS  00802
   HTTP://WWW.PRUDENTBEAR.COM

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
   U.S. BANCORP FUND SERVICES, LLC
   615 EAST MICHIGAN STREET
   P.O. BOX 701
   MILWAUKEE, WISCONSIN  53201
   1-800-711-1848

CUSTODIAN
   U.S. BANK, N.A.
   P.O. BOX 701
   MILWAUKEE, WISCONSIN  53201

INDEPENDENT AUDITORS
   PRICEWATERHOUSECOOPERS LLP
   MILWAUKEE, WISCONSIN

LEGAL COUNSEL
   FOLEY & LARDNER
   MILWAUKEE, WISCONSIN

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-711-1848.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not required for annual reports filed for periods ending before December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. [RESERVED]
------------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. [RESERVED]
------------------

ITEM 9. CONTROLS AND PROCEDURES.
--------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.
(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.
-----------------

(a)(1) Any code of ethics or amendment thereto.  Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Prudent Bear Funds, Inc.
                   -----------------------------------------

     By (Signature and Title) /s/ David W. Tice
                              ------------------------------
                              David W. Tice, President

     Date   December 2, 2003
            ------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)  /s/ David W. Tice
                               -----------------------------
                               David W. Tice, President

     Date  December 2, 2003
           -------------------------------------------------

     By (Signature and Title)  /s/ David W. Tice
                               -----------------------------
                               David W. Tice, Treasurer

     Date  December 2, 2003
           -------------------------------------------------